EXHIBIT 10.15

                             405 LEXINGTON, L.L.C.,
                                                                     Landlord


                                       and



                             ADVENT SOFTWARE, INC.,
                                                                      Tenant



                              --------------------

                                      LEASE

                              --------------------



           Premises:        A Portion of the 31st Floor
                            and the Entire 30th Floor

                            666 Third Avenue
                            New York, New York


           Dated:           July 22, 1999








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                                TABLE OF CONTENTS


ARTICLE 1 BASIC LEASE PROVISIONS...............................................1
ARTICLE 2 PREMISES, TERM, RENT.................................................3
ARTICLE 3 USE AND OCCUPANCY....................................................4
ARTICLE 4 CONDITION OF THE PREMISES............................................6
ARTICLE 5 ALTERATIONS..........................................................9
ARTICLE 6 FLOOR LOAD..........................................................13
ARTICLE 7 REPAIRS.............................................................13
ARTICLE 8 INCREASES IN TAXES AND OPERATING EXPENSES...........................15
ARTICLE 9 REQUIREMENTS OF LAW.................................................22
ARTICLE 10 SUBORDINATION......................................................25
ARTICLE 11 SERVICES...........................................................28
ARTICLE 12 INSURANCE; PROPERTY LOSS OR DAMAGE; REIMBURSEMENT..................31
ARTICLE 13 DESTRUCTION - FIRE OR OTHER CAUSE..................................34
ARTICLE 14 EMINENT DOMAIN.....................................................37
ARTICLE 15 ASSIGNMENT AND SUBLETTING..........................................39
ARTICLE 16 ELECTRICITY........................................................46
ARTICLE 17 ACCESS TO PREMISES.................................................48
ARTICLE 18 DEFAULT............................................................50
ARTICLE 19 REMEDIES AND DAMAGES...............................................52
ARTICLE 20 LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES........................54
ARTICLE 21 NO REPRESENTATIONS BY LANDLORD: LANDLORD'S APPROVAL................55
ARTICLE 22 END OF TERM........................................................56
ARTICLE 23 QUIET ENJOYMENT....................................................57
ARTICLE 24 NO SURRENDER; NO WAIVER............................................57
ARTICLE 25 WAIVER OF TRIAL BY JURY............................................58
ARTICLE 26 INABILITY TO PERFORM...............................................59
ARTICLE 27 NOTICES............................................................59
ARTICLE 28 RULES AND REGULATIONS..............................................60
ARTICLE 29 PARTNERSHIP TENANT.................................................60
ARTICLE 30 VAULT SPACE........................................................62
ARTICLE 31 BROKER.............................................................62
ARTICLE 32 INDEMNITY..........................................................63
ARTICLE 33 ADJACENT EXCAVATION; SHORING.......................................64
ARTICLE 34 TAX STATUS OF BENEFICIAL OWNERS....................................64
ARTICLE 35 SECURITY DEPOSIT...................................................65
ARTICLE 36 MISCELLANEOUS......................................................67
ARTICLE 37 RENEWAL OPTION.....................................................71
ARTICLE 38 RIGHT OF FIRST OFFER...............................................73
ARTICLE 39 ARBITRATION........................................................76

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         EXHIBITS:

         A - Floor Plans

         B - Definitions

         C - Description of Landlord's Work

         D - Description of Building Work

         E - Heating, Ventilation and Air Conditioning Specifications

         F - Cleaning Specifications

         G - Rules and Regulations

         H - Nondisturbance Agreement



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                                      LEASE

     LEASE, made as of the 22nd day of July, 1999 between 405 LEXINGTON, L.L.C., a Delaware limited liability company (the "Landlord"), having an office c/o Tishman Speyer Properties, L.P., 520 Madison Avenue, New York, New York 10022, and ADVENT SOFTWARE, INC., a Delaware corporation (the "Tenant"), having an office at 301 Brannan Street, San Francisco, California 94107.

     Landlord and Tenant hereby covenant and agree as follows:


                                    ARTICLE 1
                             BASIC LEASE PROVISIONS

PREMISES A portion of the 31st floor and the entire 30th floor of the Building, substantially as shown hatched on Exhibits A-1 and A-2, respectively.

BUILDING The building, fixtures, equipment and other improvements and appurtenances now located or hereafter erected, located or placed upon the land known as 666 Third Avenue, New York, New York.

REAL PROPERTY          The Building, together with the plot of land upon which
                       it stands.

CONSTRUCTION  PERIOD   The date after  August  31,  1999 which is the earlier to
START  DATE            occur of (a) the date upon which Landlord delivers
                       possession of the Premises to Tenant with all items of Landlord's Work (other than item 8) Substantially
                       Completed in accordance with the terms of this Lease, and
                       (b) the date Tenant (or any person claiming by, through or under Tenant) occupies any part of the Premises for the construction of Tenant's Initial Installations.

RENT COMMENCEMENT      The date  which is the  six-month   anniversary  of  the
DATE                   Construction Period Start Date.

OCCUPANCY DATE         Tenant  shall  not  occupy  the Premises for the  conduct
                       of its business prior to January 1, 2000.


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EXPIRATION DATE        The  date  which is the last day of  the month  in  which
                       the 10th anniversary of the Rent Commencement Date
                       occurs, or, if the term of this Lease shall be extended in accordance with any express provision hereof, the
                       last  day  of  any   renewal  or extended term.

TERM The period commencing on the Construction Period Start Date and ending on the Expiration Date.

PERMITTED USES         Executive and general  offices  (including,  without
                       limitation, software research and development), and such ancillary uses as shall be reasonably required in connection therewith, which uses shall always be consistent with the operation of first-class office buildings in midtown Manhattan.

BASE TAX YEAR          The Tax Year  commencing  on July 1,  1999 and  ending on
                       June 30, 2000, subject to Section 8.1(c).

BASE EXPENSE YEARS     Calendar years 1999 and 2000.

TENANT'S               4.183 percent.
PROPORTIONATE SHARE

AGREED AREA OF         712,231 rentable square feet.
BUILDING

AGREED                 29,792  rentable square feet, as mutually  determined by
AREA OF PREMISES       Landlord and Tenant for purposes of this Lease,  without
                       any representation by Landlord whatsoever as to the actual square feet contained in the Premises or the Building or any portions thereof.

FIXEDRENT             (i) $1,459,808 per annum ($121,650.67 per  month)  for the period commencing on the Rent Commencement Date and ending on the day preceding the 5th anniversary of the Rent
                      Commencement  Date, both dates  inclusive; and
                      (ii)  $1,549,184  per annum  ($129,098.67  per  month) for the  period commencing on the 5th anniversary of the Rent
                      Commencement Date and ending on the Expiration Date, both dates inclusive.

                                       2
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ADDITIONAL RENT       All sums other  than  Fixed Rent  payable by Tenant to
                      Landlord under this Lease, including Tenant's Tax Payment, Tenant's Operating Payment, late charges, overtime or excess service charges, and interest and other costs related to Tenant's failure to perform any of its obligations under this Lease.

RENT                  Fixed Rent and Additional Rent, collectively.

INTEREST RATE         The lesser of (i) two  percent  per annum  above the then
                      current Base Rate charged by Citibank, N.A. or its successor, or (ii) the maximum rate permitted by applicable law.

SECURITY DEPOSIT      $243,301.33.

BROKER                Julien J. Studley, Inc.

LANDLORD'S AGENT      Tishman Speyer Properties,  L.P. or any other person
                      designated at any time and from time to time by Landlord as Landlord's Agent and their successors and assigns.

LANDLORD'S            $1,213,680.
CONTRIBUTION

All capitalized terms used in the text of this Lease without definition are defined in this Article 1 or in Exhibit B.


                                    ARTICLE 2

                              PREMISES, TERM, RENT

     Section 2.1 Lease of Premises. Subject to the terms of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises for the Term. Notwithstanding anything to the contrary contained in this Lease, all obligations of Tenant under this Lease relating to or arising out of the Premises shall commence on the Construction Period Start Date, provided, Tenant shall have no obligation to pay Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment other than as provided in the applicable provisions of this Lease. In addition, Landlord grants to Tenant the right to use, on a non-exclusive basis and in common with other tenants, the lobby area and other Building common elements and common facilities.

     Section 2.2 Payment of Rent. Tenant shall pay to Landlord, without notice or demand, and without any set-off, counterclaim, abatement or deduction whatsoever, except as may be expressly set forth in this Lease, in lawful money of the United States by wire transfer of funds to Landlord's account, as designated by Landlord, or by check drawn upon a bank which is a member of the New York Clearing House Association or other bank reasonably approved by
Landlord: (i) Fixed Rent in equal monthly installments, in advance, on the first
(1st) day of each calendar month during the Term, commencing on the Rent Commencement Date, and (ii) Additional Rent, at the times and in the manner set forth in this Lease. If the Rent Commencement Date is not the first day of a month, then on the Rent Commencement Date Tenant shall pay Fixed Rent for the period from the Rent Commencement Date through the last day of such month.

     Section 2.3 Interest. If Tenant shall fail to pay any installment or other payment of Rent when due, interest shall accrue on such installment or payment as a late charge, from the date such installment or payment became due until the date paid at the Interest Rate.


                                    ARTICLE 3

                                USE AND OCCUPANCY

     Section 3.1 (a) Permitted Uses. Tenant shall use and occupy the Premises for the Permitted Uses and for no other purpose. Tenant shall not use or occupy or permit the use or occupancy of any part of the Premises in a manner constituting a Prohibited Use. If Tenant uses or suffers the use of the Premises for a purpose which constitutes a Prohibited Use or violates any Requirement, or which causes the Building to be in violation of any Requirement, then Tenant shall promptly discontinue such use upon notice of such violation. Tenant's failure to promptly (and, in all events, within 10 days after such notice) discontinue such use shall be a material default hereunder and Landlord shall have the right, without Tenant having any further period in which to cure, (i) to terminate this Lease immediately, and (ii) to exercise any and all rights and remedies available to Landlord at law or in equity.

                 (b) Licenses and Permits. Tenant, at its expense, shall obtain and at all times maintain and comply with the terms and conditions of all licenses and permits required for the lawful conduct of the Permitted Uses in the Premises. Landlord represents that the certificate of occupancy issued for the Building permits the use of the Premises as offices. Landlord shall not, without Tenant's approval, amend during the Term the certificate of occupancy in effect for the Building to (i) change the use provided therein of the floors of the Building where the Premises are located in respect of the Premises if the effect of such change would prevent Tenant from using the Premises for offices,
(ii) reduce the permitted floor load provided therein of the floors of the Building where the Premises are located, or (iii) reduce the number of persons permitted therein to occupy any floor of the Building where the Premises are located.

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     Section 3.2 Delivery of Premises. (a) Landlord shall not be liable for failure to deliver possession of the Premises on any specified date, and such failure shall not impair the validity of the Lease. Landlord shall provide Tenant with at least 10 Business Days' prior notice of the date Landlord reasonably anticipates will be the Construction Period Start Date. Landlord shall be deemed to have delivered possession of the Premises to Tenant upon the giving of notice by Landlord to Tenant stating that the Premises are vacant, in the condition required under this Lease, and available for Tenant's occupancy. There shall be no postponement of the Construction Period Start Date (or the Rent Commencement Date) for (i) any delay in the delivery of possession of the Premises to Tenant which results from any Tenant Delay or (ii) any delay by Landlord in the performance of any Punch List Items relating to Landlord's Work. Landlord shall complete such Punch List Items, of which Tenant notifies Landlord within 10 days after Substantial Completion of the applicable work in connection therewith, and remedy any latent defects in Landlord's Work which Tenant could not with reasonable diligence have discovered when Landlord delivered the Premises to Tenant, of which Tenant notifies Landlord within 12 months after Substantial Completion of the applicable work in connection therewith, within 60 days after Tenant gives Landlord any such notice. The provisions of this Section
3.2 are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law or any successor Requirement.

     (b) If Landlord fails to Substantially Complete Landlord's Work on or before March 1, 2000, which date shall be subject to extension for any Tenant Delay and Unavoidable Delay, then, as Tenant's exclusive remedy with respect thereto other than as provided in Section 3.2(c) below, Tenant shall receive a credit (without duplication if more than one item of Landlord's Work is not Substantially Complete) of $1,999.74 per day to be applied against the first installments of Fixed Rent payable hereunder, commencing on the Rent Commencement Date, for each day in the period commencing on March 1, 2000 (as extended by Tenant Delay and Unavoidable Delay) and ending on the date all items of Landlord's Work are Substantially Complete.

     (c) If Landlord is unable for any reason to deliver possession of the Premises with the Landlord's Work (other than item 8) Substantially Complete on or before September 1, 2000, as extended by Unavoidable Delays (the "Outside Delivery Date"), Tenant shall have the right within 30 days after the Outside Delivery Date, as its sole and exclusive remedy therefor, to cancel this Lease by giving notice of cancellation to Landlord. If Tenant timely delivers the aforesaid cancellation notice, this Lease shall terminate 30 days after the date of such notice, unless Landlord delivers vacant possession of the Premises in the condition required by this Lease within such 30-day period, in which case Tenant's cancellation notice shall be void and this Lease shall continue in full force and effect. Failure by Tenant to exercise such right to cancel this Lease within such 30-day period shall constitute a waiver of such right; time being of the essence with respect thereto.

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


     Section 3.3 Use of Building Name or Image. Neither Tenant nor any occupant of the Premises shall use CHRYSLER EAST BUILDING, CHRYSLER CENTER or CHRYSLER or any other name for the Premises as designated by Landlord or any variation, abbreviation (including initials), or simulation thereof, or any depiction or rendering of any recognizable feature of the Building, for any purposes whatsoever, including for any corporate, firm or trade name, trademark, service mark or other designation of the source or origin of merchandise or services, or which otherwise implies affiliation with, or endorsement or sponsorship by Landlord. However, the foregoing shall not prevent Tenant or any other permitted occupant of the Premises from using CHRYSLER EAST BUILDING OR CHRYSLER CENTER in a descriptive or geographically descriptive manner and without emphasis or display, as part of Tenant's or such permitted occupant's business address or as a geographic reference to the location of Tenant or such permitted occupant in the ordinary course of its business, in the form "at the Chrysler East Building" or "at the Chrysler Center."


                                    ARTICLE 4

                            CONDITION OF THE PREMISES

     Section 4.1 Condition. Tenant has inspected the Premises and agrees (a) subject to Landlord's obligation under this Lease to complete Landlord's Work in a good and workmanlike manner, to accept possession of the Premises in the "as is" condition existing on the Construction Period Start Date, (b) that neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises or the Building except as expressly set forth herein, and (c) except for Landlord's Contribution as expressly set forth in this
Section 4.2 hereof and except for Landlord's Work described in Section 4.3, Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to the Premises to prepare the Premises for Tenant's occupancy. Any work to be performed by Tenant in connection with Tenant's initial occupancy of the Premises shall be referred to hereinafter as the "Initial Installations". Tenant's occupancy of any part of the Premises for the conduct of its ordinary business shall be conclusive evidence, as against Tenant, that Landlord has Substantially Completed any work to be performed by Landlord under this Lease, Tenant has accepted possession of the Premises in its then current condition and at the time such possession was taken, the Premises were in a good and satisfactory condition as required by this Lease. Landlord shall complete Punch List Items and correct latent defects as provided in Section 3.2(a).

     Section 4.2 Landlord's Contribution. (a) Landlord agrees to pay to Tenant an amount not to exceed Landlord's Contribution toward the cost of the Initial Installations (excluding any "soft costs" (other than architectural, engineering, permit and construction consulting fees not in excess of $119,172) and Tenant's Property (other than the cost of Tenant's moveable walls and partitions)), provided that as of the date on which Landlord is

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required to make payment thereof  pursuant to Section 4.2(b):  (i) this Lease is in full force and effect, and (ii) no Event of Default then exists. Accordingly, Tenant may use any amount of Landlord's Contribution to purchase and install moveable walls and partitions. Tenant shall pay all costs of the Initial Installations in excess of Landlord's Contribution. Landlord's Contribution shall be payable solely on account of labor directly related to the Initial Installations and materials delivered to the Premises in connection with the Initial Installations (excluding any "soft costs" (other than architectural, engineering, permit and construction consulting fees not in excess of $119,172) and Tenant's Property (other than the cost of Tenant's moveable walls and partitions)). Tenant shall not be entitled to receive any portion of Landlord's Contribution not actually expended by Tenant in the performance of the Initial Installations in accordance with this Section 4.2, nor shall Tenant have any right to apply any unexpended portion of Landlord's Contribution as a credit against Rent or any other obligation of Tenant hereunder. Upon the completion of the Initial Installations and satisfaction of the conditions set forth in this
Section 4.2, any amount of Landlord's Contribution which has not been previously disbursed shall be retained by Landlord; provided, however, that notwithstanding anything contained herein to the contrary, the applicable portion of such retained amounts shall continue to be held for the benefit of Tenant by Landlord if Tenant delivers a notice to Landlord prior to satisfaction of the conditions set forth in this Section 4.2 that it is in dispute with any contractors, subcontractors, vendors or other providers of service and refuses to make payments at such time or if any contracts provide for retainage which has not then been finally paid.

     (b) Landlord shall pay Landlord's Contribution to Tenant after the first anniversary of the Rent Commencement Date following commencement of Tenant's business operations at the Premises and the final completion of the Initial Installations, within 30 days after submission by Tenant to Landlord of a written requisition therefor, signed by the chief financial officer of Tenant and accompanied by (i) copies of paid invoices covering all of the Initial Installations, (ii) a written certification from Tenant's architect stating that
(A) the Initial Installations described on such invoices have been completed in accordance with the plans and specifications approved by Landlord, (B) such work has been paid in full by Tenant and (C) all contractors, subcontractors and material suppliers have delivered to Tenant waivers of lien with respect to such work (copies of which shall be included with such architect's certification),
(iii) proof of the satisfactory completion of all required inspections and the issuance of any required approvals and sign-offs by Governmental Authorities with respect thereto, (iv) final "as-built" plans and specifications for the Initial Installations as required pursuant to Section 5.1(c), (v) final lien waivers from all contractors, subcontractors and material suppliers covering all of the Initial Installations, and (vi) such other documents and information as Landlord may reasonably request, including title drawdowns and endorsements. The right to receive Landlord's Contribution is for the exclusive benefit of Tenant, and in no event shall such right be assigned to or be enforceable by or for the benefit of any third party, including any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or other Person.

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     Section 4.3 Landlord's Work. Landlord will commence the performance of the work described in Exhibit C ("Landlord's Work") reasonably promptly following the date hereof and, subject to Tenant's compliance with the provisions of this Section 4.3, will Substantially Complete, at its sole expense, Landlord's Work in a good and workmanlike manner consistent with the standards applicable to the Building prior to the Construction Period Start Date other than in the case of item 8 thereof, which item of Landlord's Work shall be Substantially Completed prior to Tenant's occupancy of the Premises for the conduct of its business. Landlord and its employees, contractors and agents shall have access to the Premises at all reasonable times for the performance of Landlord's Work and for the storage of materials reasonably required in connection therewith, and Tenant will use all commercially reasonable efforts to avoid any interference with the performance of Landlord's Work. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of item 8 of Landlord's Work, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. There shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant's other obligations under this Lease, and no liability on the part of Landlord, by reason of inconvenience, annoyance or injury to business arising from the performance of such item of Landlord's Work or the storage of any materials in connection therewith.

     Section 4.4 Building Work. (a) Landlord is performing the work described in Exhibit D (the "Building Work") and, subject to Tenant's compliance with the provisions of Section 4.4(c), Landlord will complete the Building Work applicable to the facade, lobby and the floors of the Building on which the Premises are located in a good and workmanlike manner consistent with the standards applicable to the Building. Landlord may make such modifications to the Building Work as Landlord, in its sole discretion, deems desirable consistent with a first-class renovated building of comparable age and quality in midtown Manhattan.

     (b) Redevelopment. Tenant hereby acknowledges that Landlord is redeveloping the Building, including but not limited to constructing substantial additional space on the 30th and 31st floors of the Building along with other floors of the Building, renovating the lobby, elevator cabs and mechanical systems of the Building. Tenant understands and acknowledges that there shall be substantial noise and dust associated with such redevelopment.

     (c) Access. Landlord and its employees, contractors and agents shall have access to the Premises at all times, prior to the occupancy of the Premises by Tenant for the conduct of its ordinary business, for the performance of Building Work and for the storage of materials required in connection therewith, and Tenant will use all commercially reasonable efforts to avoid any interference with the performance of the Building Work. Landlord shall

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use all commercially  reasonable efforts to minimize  interference with Tenant's use and occupancy of the Premises during the performance of the Building Work, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. Neither Landlord nor its agents or contractors shall be liable for any damage (including damage resulting from lost business as well as damage to Tenant's Personal Property) which Tenant may sustain resulting from the Building Work.


                                    ARTICLE 5

                                   ALTERATIONS

     Section  5.1   Tenant's   Alterations.   (a)  Tenant  shall  not  make  any
alterations, additions or other physical changes in or about the Premises, including the Initial Installations (collectively, "Alterations"), other than decorative Alterations such as painting, wall coverings and floor coverings (collectively, "Decorative Alterations"), without Landlord's prior consent, which may be withheld in Landlord's sole discretion. Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to Alterations so long as such Alterations (i) are non-structural and do not adversely affect the Building Systems, (ii) are performed only by Landlord's designated contractors or by contractors approved by Landlord to perform such Alterations,
(iii) affect only the Premises and are not visible from outside of the Premises or the Building, (iv) do not affect the certificate of occupancy issued for the Building or the Premises, (v) do not adversely affect any service furnished by Landlord to Tenant or to any other tenant of the Building and (vi) do not violate any Requirement or cause the Premises or the Building to be non-compliant with any Requirement.

     (b) Plans and Specifications. Prior to making any Alterations, Tenant, at its expense, shall (i) submit to Landlord for its approval, detailed plans and specifications (including layout, architectural, mechanical, electrical, plumbing, sprinkler and structural drawings) of each proposed Alteration (other than Decorative Alterations and alterations of such a scope that such plans and specifications are not required by any Requirement and would not be customary in accordance with good construction practice), and with respect to any Alteration affecting any Building System, Tenant shall submit proof that the Alteration has been designed by, or reviewed and approved by, Landlord's designated engineer for the affected Building System, (ii) obtain all permits, approvals and certificates required by any Governmental Authorities, (iii) furnish to Landlord duplicate original policies or certificates of worker's compensation (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alteration) and commercial general liability (including property damage coverage) insurance and Builder's Risk coverage (issued on a completed value basis) all in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, Landlord's managing agent, and their respective employees and agents, any Lessor and any Mortgagee of which Tenant has notice as additional insureds and (iv) furnish to Landlord such other evidence of Tenant's ability to complete and to fully pay for such Alterations (other than Decorative Alterations) as is reasonably satisfactory to Landlord. Upon Tenant's request, Landlord shall reasonably cooperate with Tenant in obtaining any permits, approvals or certificates required to be obtained by Tenant in connection with any permitted Alteration (if the provisions of the applicable Requirement require that Landlord join in such application), provided that Tenant shall reimburse Landlord for any cost, expense or liability in connection therewith. Tenant shall give Landlord not less than 5 Business Days' notice prior to performing any Decorative Alteration which notice shall contain a description of such Decorative Alteration. If Landlord shall deny any request for approval to an Alteration, Landlord shall provide Tenant with a reasonably detailed explanation of the reason(s) for such denial. Any plans and specifications resubmitted by Tenant to Landlord for Landlord's approval reflecting changes or additions made to such plans and specifications as requested by Landlord ("Tenant's Resubmission") shall be approved or denied by Landlord, subject to Section 5.1(a), within 5 Business Days following Tenant's Resubmission. If Landlord shall fail to respond to Tenant's request for approval to Alterations within 15 Business Days following the submission of final and complete plans and specifications thereof (or within 5 Business Days after Tenant's Resubmission), as applicable, Landlord shall be deemed to have granted such approval, provided Landlord fails to respond to Tenant within 5 Business Days after receipt of a second notice from Tenant (which notice may only be sent if Landlord failed to respond within said 15 or 5 Business Day period, as aforesaid, and such notice shall expressly state in bold letters that Landlord's failure to timely respond thereto shall be deemed approval of the Alterations which are the subject of such notice).

     (c) Governmental Approvals. Upon completion of any
Alterations, Tenant, at its expense, shall promptly obtain certificates of final approval of such Alterations required by any Governmental Authority and shall furnish Landlord with copies thereof, together with "as-built" plans and specifications for such Alterations (other than Decorative Alterations) prepared on an Autocad Computer Assisted Drafting and Design system (or such other system or medium as Landlord may accept) using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming convention as Landlord may accept) and magnetic computer media of such record drawings and specifications, translated in DXF format or another format acceptable to Landlord.

     Section 5.2 Manner and Quality of Alterations. All Alterations shall be performed (a) in a good and workmanlike manner and free from defects, (b) in accordance with the plans and specifications as required under Section 5.1, and by contractors approved by Landlord, (c) under the supervision of a licensed architect reasonably satisfactory to Landlord (other than Decorative Alterations), and (d) in compliance with all Requirements, the terms of this Lease, all standard procedures and regulations then prescribed by Landlord for all work performed in the Building. All materials and equipment to be used in the Premises shall be of first quality and at least equal to the applicable standards for the

Building then established by Landlord, and no such materials or equipment (other than Tenant's Property) shall be subject to any lien or other encumbrance.

     Section 5.3 Removal of Tenant's Property. Tenant's Property shall be and remain the property of Tenant and Tenant may remove the same at any time on or before the Expiration Date. On or prior to the Expiration Date or sooner termination of the Term, Tenant shall, at Tenant's expense, remove all of Tenant's Property and, unless otherwise directed by Landlord: (a) remove any Specialty Alteration and (b) close up any slab penetrations in the Premises. Landlord shall advise Tenant, at the time of Landlord's approval of the plans and specifications therefor, as to whether Tenant will be required to remove a Specialty Alteration, provided Tenant requests in writing (using bold letters) that Landlord advise of such removal obligation with submittal of the applicable plans and specifications. At least 30 days prior to commencing the removal of any Specialty Alterations or effecting such closings, Tenant shall notify Landlord of its intention to remove such Specialty Alterations or effect such closings, and if Landlord notifies Tenant within such 30 day period, Tenant shall not remove such Specialty Alterations or close such slab penetrations, and the Specialty Alterations not so removed shall become the property of Landlord upon the Expiration Date or sooner termination of the Term. Tenant shall repair and restore, in a good and workmanlike manner, any damage to the Premises or the Building caused by Tenant's removal of any Specialty Alterations or Tenant's Property or by the closing of any slab penetrations, and upon default thereof, Tenant shall reimburse Landlord, on demand, for Landlord's cost of repairing and restoring such damage. Any Specialty Alterations or Tenant's Property not removed on or before the Expiration Date or sooner termination of the Term shall be deemed abandoned and Landlord may either retain the same as Landlord's property or remove and dispose of same, and repair and restore any damage caused thereby, at Tenant's cost and without accountability to Tenant. This Section 5.3 shall survive the expiration or earlier termination of this Lease.

     Section 5.4 Mechanic's Liens. Tenant, at its expense, shall discharge any lien or charge filed against the Premises or the Real Property in connection with any work claimed or reasonably determined in good faith by Landlord to have been done by or on behalf of, or materials claimed or reasonably determined in good faith by Landlord to have been furnished to, Tenant, within 30 days after Tenant's receipt of notice thereof by payment, filing the bond required by law or otherwise in accordance with law.

     Section 5.5 Labor Relations. Tenant shall not employ, or permit the employment of, any contractor, mechanic or laborer, or permit any materials to be delivered to or used in the Building, if, in Landlord's sole judgment, such employment, delivery or use will interfere or cause any conflict or disharmony with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others, or the use and enjoyment of the Building by other tenants or occupants. In the event of such interference, conflict or disharmony, upon Landlord's request, Tenant shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

     Section 5.6 Tenant's Costs. Tenant shall pay to Landlord or its designee, within 30 days after demand, all reasonable out-of-pocket costs actually incurred by Landlord in connection with Tenant's Alterations (including the Initial Installations), including costs incurred in connection with (a) Landlord's review of the Alterations (including review of requests for approval thereof) and (b) the provision of Building personnel during the performance of any Alteration required by trade union policy or otherwise, to operate elevators or otherwise to facilitate Tenant's Alterations. In addition, if Tenant's Alterations (other than the Initial Installations) shall cost more than $100,000, Tenant shall pay to Landlord or its designee, upon demand, an administrative fee in respect of the performance of such Alterations and the scheduling of Building equipment, facilities and personnel in connection therewith equal to three percent of the total cost of such Alterations.

     Section 5.7 Tenant's Equipment. Tenant shall not move any heavy machinery, heavy equipment, freight, bulky matter or fixtures (collectively, "Equipment") into or out of the Building without Landlord's prior consent, which consent shall not be unreasonably withheld, and payment to Landlord of any costs incurred by Landlord in connection therewith. If such Equipment requires special handling, Tenant agrees (a) to employ only persons holding a Master Rigger's License to perform such work, (b) all work performed in connection therewith shall comply with all applicable Requirements and (c) such work shall be done only during hours designated by Landlord.

     Section 5.8 Legal Compliance. The approval of plans or specifications, or consent by Landlord to the making of any Alterations, does not constitute Landlord's agreement or representation that such plans, specifications or Alterations comply with any Requirements or the certificate of occupancy issued for the Building. Landlord shall have no liability to Tenant or any other party in connection with Landlord's approval of any plans and specifications for any Alterations, or Landlord's consent to Tenant's performing any Alterations. If as the result of any Alterations made by or on behalf of Tenant, Landlord is required to make any alterations or improvements to any part of the Building in order to comply with any Requirements, whether or not in or near the Premises, Tenant shall pay all costs and expenses incurred by Landlord in connection with such alterations or improvements as provided in Article 20.

     Section 5.9 ICIP. Landlord hereby notifies Tenant that Landlord intends to avail itself of the Industrial and Commercial Incentive Program ("ICIP"). In connection therewith, all of Tenant's construction managers, contractors and subcontractors employed in connection with construction work at the Building shall be contractually required by Tenant to comply with the New York City Department of Business Services/ Division of Labor Services ("DLS") requirements applicable to construction projects benefiting from the ICIP. Such compliance, as of the date hereof, includes the following: the submission and approval of a Construction Employment Report, attendance at a pre-construction conference with representatives of DLS and adherence to the provisions of Article 22 of the ICIP Rules and Regulations, the provisions of New York City Charter Chapter 13B and the provisions of Executive Order No. 50 (1980). Furthermore, at Landlord's request from time to time as may be necessary to comply with the ICIP, Tenant shall (i) report to Landlord the number of workers permanently engaged in employment in the Premises, the nature of each worker's employment and to the extent applicable, the New York City residency of each worker, (ii) provide access to the Premises by employees and agents of the Department (as such term is defined in the ICIP rules and regulations) at all reasonable times, (iii) enforce the contractual obligations of Tenant's construction managers, contractors and subcontractors to comply with the DLS requirements, and (iv) submit required ICIP documentation which shall include copies of blueprint plans, building permits, architect's description of project and detailed certified cost statements.

     Section 5.10 Staircase. Tenant shall have the right, subject to specific location, manner of installation and to the terms of this Article, to construct an internal staircase within the Premises between the 30th and 31st floors of the Building.


                                    ARTICLE 6

                                   FLOOR LOAD

     Section 6.1 Floor Load. Tenant shall not place a load upon any floor of the Premises that exceeds the loads specified in Exhibit D. Landlord reserves the right to reasonably designate the position of all Equipment which Tenant wishes to place within the Premises, and to place limitations on the weight thereof.


                                    ARTICLE 7

                                     REPAIRS

     Section 7.1 Landlord's Repair and Maintenance. Landlord shall operate, maintain and, except as provided in Section 7.2 hereof, make all necessary repairs (both structural and nonstructural) to (a) the Building Systems up to the point of connection to the Premises, (b) the public portions of the Building, both exterior and interior, and (c) the structural components of the Building, in conformance with standards applicable to first-class renovated office buildings of comparable age and quality in midtown Manhattan.

     Section 7.2 Tenant's Repair and Maintenance. Tenant shall promptly, at its expense and in compliance with Article 5 of this Lease, (a) make all nonstructural repairs to the Premises and the fixtures, equipment and appurtenances therein as and when needed to preserve the Premises in good working order and condition, except for reasonable wear and tear and damage for which Tenant is not responsible pursuant to this Lease, and (b) replace scratched or damaged doors, signs and glass (other than exterior window glass) in and about the Premises. Without limiting the foregoing, but subject to the provisions of Section 12.2, all damage to the Premises or to any other part of the Building, or to any fixtures, equipment, sprinkler system and/or appurtenances thereof, whether requiring structural or nonstructural repairs, caused by or resulting from any act, omission, neglect or improper conduct of, or Alterations made by, or the moving of Tenant's fixtures, furniture or equipment into, within or out of the Premises by any Tenant Party, and all damage to any portion of the Building Systems located in the Premises, shall be repaired at Tenant's expense. Such repairs shall be made by (i) Tenant, at Tenant's expense, if the required repairs are nonstructural in nature and do not affect any Building System or any portion of the Building outside of the Premises, or (ii) Landlord, at Tenant's expense, if the required repairs are structural in nature, involve replacement of exterior window glass (if damaged by Tenant) or affect any Building System or any portion of the Building outside of the Premises. All Tenant repairs shall be of a quality at least equal to the original work or construction utilizing new construction materials and shall be made in accordance with this Lease. Tenant shall give Landlord prompt notice of any defective condition of which Tenant is aware in any Building System located in, servicing or passing through the Premises. If Tenant fails to proceed with due diligence to make any repairs required to be made by Tenant, Landlord may make such repairs and all costs and expenses incurred by Landlord on account thereof shall be paid by Tenant as provided in Article 20.

     Section 7.3 Vermin. Tenant shall, at its expense, cause the Premises to be exterminated, from time to time as Landlord may reasonably direct or whenever there is evidence of infestation to Landlord's reasonable satisfaction, by licensed exterminators approved by Landlord.

     Section 7.4 Interruptions Due to Repairs. Landlord reserves the right to make all changes, alterations, additions, improvements, repairs or replacements to the Building, including the Building Systems which provide services to Tenant, as Landlord deems necessary or desirable, provided that in no event shall the level of any Building service decrease in any material respect from the level required of Landlord in this Lease as a result thereof (other than temporary changes in the level of such services during the performance of any such work by Landlord). Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the making of such changes, repairs, alterations, additions, improvements, repairs or replacements provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. Except as provided in
Section 11.9, there shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant's other obligations under this Lease, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making, or failing to make, any repairs, alterations, additions or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances or equipment therein.


                                    ARTICLE 8

                    INCREASES IN TAXES AND OPERATING EXPENSES

     Section 8.1 Definitions. For the purposes of this Article 8, the following terms shall have the meanings set forth below:

     (a) "Assessed Valuation" shall mean the amount for which the Real Property is assessed pursuant to applicable provisions of the City Charter and of the Administrative Code of the City of New York for the purpose of imposition of Taxes.

     (b) "Base Operating Expenses" shall mean one-half of the aggregate Operating Expenses for the Base Expense Years.

     (c) "Base Taxes" shall mean the Assessed Valuation of the Real Property for the Base Tax Year multiplied by the annual real estate tax rate of the City of New York applicable to the Building for the Base Tax Year, plus all other taxes, assessments and other governmental levies, impositions or charges, which may be assessed upon all or any part of the Real Property for the Base Tax Year, provided, if the Assessed Valuation for the Real Property for the 2000/2001 Tax Year is more than 105% of the Assessed Valuation for the Real Property for the Base Tax Year other than as a result of a "physical increase" contemplated by the last sentence of Section 8.1(h), then the portion of such assessment in excess of 105% (other than as provided above) shall be included in the Real Property's Assessed Valuation for the Base Tax Year for purposes of determining Base Taxes.

     (d) "Comparison Year" shall mean (a) with respect to Taxes, any calendar year commencing subsequent to the first day of the Base Tax Year, and (b) with respect to Operating Expenses, any calendar year commencing subsequent to the first day of the 1999 Base Expense Year.

     (e) "Operating Expenses" shall mean the aggregate of all costs and expenses (and taxes, if any, thereon) paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) in connection with the ownership, operation, repair and maintenance of the Building and the Real Property, such as: (i) insurance premiums, (ii) the cost of electricity, gas, oil, steam, water, air conditioning and other fuel and utilities, (iii)
attorneys' fees and disbursements and auditing, management and other professional fees and expenses, and (iv) the annual depreciation or amortization, on a straight-line basis over the useful life thereof as Landlord shall reasonably determine (with interest on the unamortized portion at the Base Rate plus 2 percent per annum), of any capital costs incurred after the Base Expense Years for any equipment, device or other improvement made or acquired which is either (A) intended as a labor-saving measure or to effect other economies in the operation, maintenance or repair of the Building (but only to the extent that the annual benefits anticipated to be realized therefrom are reasonably related to the annual amounts to be amortized), or (B) required by any Requirement other than a Requirement in effect as of the date of this Lease and with which Landlord is not then in compliance. Operating Expenses shall not include any Excluded Expenses. If during all or part of the Base Expense Years or any Comparison Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense) to any leasable portions of the Building for any reason, then, for purposes of computing Operating Expenses for the Base Expense Years or any Comparison Year, as the case may be, the amount included in Operating Expenses for such period shall be increased by an amount equal to the costs and expenses that would have been reasonably incurred by Landlord during such period if Landlord had furnished such item(s) of work or service to such portion of the Building. In determining the amount of Operating Expenses for the Base Expense Years or any Comparison Year, if less than 100 percent of the Building rentable area shall have been occupied by tenant(s) at any time during any such Base Expense Years or Comparison Year, Operating Expenses shall be determined for such Base Expense Years or Comparison Year to be an amount equal to the like expenses which would normally be expected to be incurred had such occupancy been 100 percent throughout such Base Expense Years or Comparison Year. To the extent that any service furnished to the Building is provided by facilities and equipment located in and employees located at the Chrysler Building, now known as 405 Lexington Avenue, New York, New York (the "Chrysler Building"), or in any other building owned by Landlord (together with the Chrysler Building, an "Adjoining Building"), the cost of maintaining and repairing such facilities and equipment and the compensation of such employees shall be deemed an Operating Expense of the Building, if and to the same extent that such cost would have constituted an Operating Expense had such facilities, equipment and employees been located in or at the Building. To the extent that any service or goods are furnished or supplied to both the Building and an Adjoining Building pursuant to the same agreement or by the same facilities and equipment, Operating Expenses for purposes of this Lease shall be limited to that portion of the Operating Expenses which is properly allocable, in Landlord's reasonable judgment, to the Building.

     (f) "Statement" shall mean a statement containing a comparison of (1) the Taxes payable for the Base Tax Year and the Taxes payable for any Comparison Year, or (2) the Base Operating Expenses and the Operating Expenses payable for any Comparison Year.

     (g) "Tax Year" shall mean the twelve month period from July 1 through June 30 (or such other period as hereinafter may be duly adopted by the City of New York as its fiscal year for real estate tax purposes).

     (h) "Taxes" shall mean (i) all real estate taxes, assessments, including assessments made as a result of the Building being within a business improvement district, and other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the Real Property and/or the Building and (ii) all expenses (including reasonable attorneys' fees and disbursements and experts' and other witnesses' fees) incurred in contesting any of the foregoing or in connection with any application for a reduction of the Assessed Valuation of all or any part of the Real Property or for a judicial review thereof (but in no event shall such expenses be included in Taxes payable for the Base Tax Year). Taxes shall not include (x) interest or penalties incurred by Landlord as a result of Landlord's late payment of Taxes, except for interest payable in connection with the installment payment of assessments pursuant to the next sentence or (y) franchise or net income taxes imposed upon Landlord. If Landlord elects to pay any assessment in annual installments, then for the purposes of this Article 8, (A) such assessment shall be deemed to have been so divided and to be payable in the maximum number of installments permitted by law, and (B) there shall be deemed included in Taxes for each Comparison Year the installments of such assessment becoming payable during such Comparison Year, together with interest payable during such Comparison Year on such installments and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. If at any time the methods of taxation prevailing on the date hereof shall be altered so that in lieu of or as an addition to the whole or any part of Taxes, there shall be assessed, levied or imposed (1) a tax, assessment, levy, imposition or charge based on the income or rents received from the Real Property whether or not wholly or partially as a capital levy or otherwise, (2) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed upon Landlord, (3) a license fee measured by the rents, or (4) any other tax, assessment, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes, provided that any tax, assessment, levy, imposition or charge imposed on income from the Real Property shall be calculated as if the Real Property were the only asset of Landlord. Notwithstanding anything to the contrary contained herein, in the event any Building Work causes an increase in the Assessed Valuation of the Real Property, as separately identified on the applicable tax bill as a "physical increase" for a Comparison Year up to the 2001/2002 Tax Year (to the extent not already included in the Base Tax Year), then the Base Taxes shall be increased solely as a result of the increased assessment attributable to such identifiable Building Work using the tax rates otherwise applicable to the Base Tax Year (it being agreed that Landlord shall not be required to refund any amount paid by Tenant for prior Tax Years solely as a result of such adjustment).

     Section 8.2 (a) Tenant's Tax Payment. If the Taxes payable for any Tax Year after the Base Tax Year exceed the Base Taxes, Tenant shall pay to Landlord Tenant's Proportionate Share of such excess ("Tenant's Tax Payment"). Landlord may furnish to Tenant, prior to the commencement of each Comparison Year in which any such Tax Year commences, a Statement setting forth Landlord's reasonable estimate of Tenant's Tax Payment for such Tax Year. Subject to the provisions of this Section 8.2(a), Tenant shall pay to Landlord on the first day of each month during any such Comparison Year (and on the first day of each month thereafter in such
Comparison Year) an amount equal to 1/12th of Landlord's estimate of Tenant's Tax Payment for such Tax Year. If Landlord shall not furnish any such estimate for such Comparison Year or if Landlord shall furnish any such estimate subsequent to the commencement thereof, then (x) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 8.2(a) for the last month of the preceding Comparison Year; (y) after such estimate is furnished to Tenant, if the installments of Tenant's Tax Payment previously made for such Comparison Year were greater or less than the installments of Tenant's Tax Payment to be made in accordance with such estimate, then (1) if there is a deficiency, Tenant shall pay the amount thereof to Landlord within 20 days after such estimate is furnished to Tenant, or (2) if there is an overpayment, Landlord shall credit such overpayment against subsequent installments of Rent; and (z) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout such Comparison Year, Tenant shall pay to Landlord an amount equal to 1/12th of Tenant's Tax Payment shown on such estimate. Landlord may, during each Comparison Year, furnish to Tenant a revised Statement of Landlord's estimate of Tenant's Tax Payment for such Comparison Year, and in such case, Tenant's Tax Payment for such Comparison Year shall be adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. After the end of each Comparison Year, Landlord shall furnish to Tenant a Statement of Taxes for such Comparison Year and (A) if such Statement shall show that the sums so paid by Tenant were less than Tenant's Tax Payment for such Comparison Year, Tenant shall pay to Landlord the amount of such deficiency in Tenant's Tax Payment within 20 days after such Statement is furnished to Tenant, or (B) if such Statement shall show that the sums so paid by Tenant were more than Tenant's Tax Payment for such Comparison Year, Landlord shall, at its election, pay to Tenant such overpayment in Tenant's Tax Payments or credit such overpayment in Tenant's Tax Payment against subsequent installments of Rent payable by Tenant and if any such credit remains outstanding as of the Expiration Date, Landlord will pay the amount thereof to Tenant within 30 days thereafter. If there shall be any increase in the Taxes for any Comparison Year, whether during or after such Comparison Year, or if there shall be any decrease in the Taxes for any Comparison Year, Tenant's Tax Payment for such Comparison Year shall be appropriately adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. The benefit of any discount for any early payment or prepayment of Taxes and of any tax exemption or abatement relating to all or any part of the Real Property shall accrue solely to the benefit of Landlord and Taxes shall be computed without subtracting such discount or taking into account any such exemption or abatement.

     (b) Taxes for each real estate tax fiscal year shall be apportioned on the basis of the number of days in such fiscal year included in any particular Tax Year subsequent to the Base Tax Year for the purpose of making the computations under this Section.

     (c) Tenant shall not (and hereby waives any and all rights it may now or hereafter have to) institute or maintain any action, proceeding or application in any court or other body having the power to fix or review assessed valuations or tax rates, for the purpose of reducing Taxes. The filing of any such proceeding by Tenant without Landlord's consent shall be an immediate Event of Default hereunder. If the Base Taxes are reduced, the Additional Rent previously paid or payable on account of Tenant's Tax Payment hereunder for all Comparison Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord, within 20 Business Days after being billed therefor, any deficiency between the amount of such Additional Rent previously computed and paid by Tenant to Landlord, and the amount due as a result of such recomputation. If the Base Taxes are increased, then Landlord shall either pay to Tenant, or at Landlord's election, credit against subsequent payments of Rent due, the amount by which such Additional Rent previously paid on account of Tenant's Tax Payment exceeds the amount actually due as a result of such recomputation. If Landlord receives a refund or credit of Taxes for any Comparison Year, Landlord shall recalculate Tenant's Tax Payment for the applicable periods (taking into account the provisions of Section 8.2 (a)) and shall, as and when such refund payment or credit is received, at its election, either pay to Tenant, or credit against subsequent payments of Rent due hereunder, an amount equal to Tenant's Proportionate Share of the refund, net of any expenses incurred by Landlord in achieving such refund and adjustments to Tenant's Tax Payments resulting from such recalculation, which amount shall not exceed Tenant's Tax Payment paid for such Comparison Year. Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Taxes or the Assessed Valuation.

     (d) Tenant shall be obligated to make Tenant's Tax Payment regardless of whether Tenant may be exempt from the payment of any taxes as the result of any reduction, abatement, or exemption from Taxes granted or agreed to by any Governmental Authority, or by reason of Tenant's diplomatic or other tax exempt status.

     (e) If the Expiration Date shall occur on a date other than the last day of a Tax Year, any Additional Rent payable by Tenant to Landlord under this Section
8.2 for the Comparison Year in which such Expiration Date occurs shall be apportioned on the basis of the number of days in the period from such last day to the Expiration Date shall bear to the total number of days in such Comparison Year. In the event of the expiration or earlier termination of this Lease, any Additional Rent under this Section 8.2 shall be paid or adjusted within 30 days after submission of the Statement. In no event shall Fixed Rent ever be reduced by operation of this Section 8.2.

     (f) Tenant shall be responsible for any applicable occupancy or rent tax now in effect or hereafter enacted and, if such tax is payable by Landlord, Tenant shall promptly pay such amounts to Landlord, upon Landlord's demand, as Additional Rent.

     Section 8.3 Tenant's Operating Payment. (a) If the Operating Expenses payable for any Comparison Year exceed the Base Operating Expenses, Tenant shall pay to Landlord, as Additional Rent during each Comparison Year, for any period from and after January 1, 2001, Tenant's Proportionate Share of such excess ("Tenant's Operating Payment"). For each Comparison Year, Landlord shall furnish to Tenant a written statement setting forth Landlord's good faith reasonable estimate of Tenant's Operating Payment for such Comparison Year, based upon such year's budget. Tenant shall pay to Landlord on the first day of each month during such Comparison Year an amount equal to one-twelfth of Landlord's estimate of Tenant's Operating Payment for such Comparison Year. If Landlord does not furnish any such estimate for a Comparison Year until after the commencement thereof, then (i) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 8.3 during the last month of the preceding Comparison Year, (ii) promptly after such estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Payment previously made for such Comparison Year were greater or less than the installments of Tenant's Operating Payment to be made for such Comparison Year in accordance with such estimate, and (A) if there shall be a deficiency, Tenant shall pay the amount thereof within 20 days after demand therefor, or (B) if there shall have been an overpayment, Landlord shall, at its election, pay to Tenant, or credit against subsequent payments of Rent due hereunder, the amount thereof and if any such credit remains outstanding as of the Expiration Date, Landlord will pay the amount thereof to Tenant within 30 days thereafter, and (iii) on the first day of the month following the month in which such estimate is furnished to Tenant, and on the first day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to one-twelfth of Tenant's Operating Payment shown on such estimate.

     (b) Landlord shall furnish to Tenant a Statement of Operating Expenses for the immediately preceding Comparison Year. If such Statement shall show that the sums paid by Tenant under Section 8.3(a) exceeded the actual amount of Tenant's Operating Payment for such Comparison Year, Landlord shall, at its election, pay to Tenant, or credit against subsequent payments of Rent due hereunder, the amount of such excess and if any such credit remains outstanding as of the Expiration Date, Landlord will pay the amount thereof to Tenant within 30 days thereafter. If the Statement for such Comparison Year shall show that the sums so paid by Tenant were less than Tenant's Operating Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within 20 days after Tenant's receipt of such Statement.

     (c) If the Expiration Date shall occur on a date other than December 31, any Additional Rent under this Section 8.3 for the Comparison Year in which such Expiration Date shall occur shall be apportioned on the basis of the number of days in the period from January 1 to the Expiration Date. Upon the expiration or earlier termination of this Lease, any Additional Rent under this Article 8 shall be paid or adjusted within 30 days after submission of the Statement. In no event shall Fixed Rent ever be reduced by operation of this Section 8.3.

     Section 8.4 Formula. The computations of Additional Rent under this Article 8 are intended to constitute a formula for an agreed rental adjustment and may or may not constitute an actual reimbursement to Landlord for Taxes, costs and expenses paid by Landlord with respect to the Building.

     Section 8.5 Non-Waiver; Disputes. (a) Landlord's failure to render any Statement on a timely basis with respect to any Comparison Year shall not prejudice Landlord's right to thereafter render a Statement with respect to such Comparison Year or any subsequent Comparison Year, nor shall the rendering of a Statement prejudice Landlord's right to thereafter render a corrected Statement for any Comparison Year unless such failure continues for more than 3 years after the expiration of the Comparison Year in question to which such Statement or corrected Statement relates.

     (b) Each Statement sent to Tenant shall be conclusively binding upon Tenant unless Tenant shall, within 45 days after such Statement is sent, (i) pay to Landlord the amount set forth in such Statement, without prejudice to Tenant's right to dispute such Statement, and (ii) request for review backup information in respect of such Statement. Landlord shall provide backup information with respect to Landlord's Statement as shall reasonably be necessary for Tenant to confirm the accuracy thereof and the proper inclusion of Operating Expenses. Tenant agrees that Tenant will not employ, in connection with any review or dispute under this Lease, any person who is to be compensated, in whole or in part, on a contingency fee basis. In connection with any such review or dispute, Tenant and its representatives shall execute and deliver to Landlord a confidentiality agreement, in form and substance reasonably satisfactory to Landlord, whereby such parties agree not to disclose to any third party any of the information obtained in connection with such review, or the substance of any admissions or stipulations by any party in connection therewith, or of any resulting reconciliation, compromise or settlement. Each Statement sent to Tenant shall be conclusively binding upon Tenant unless Tenant shall, within 60 days after such additional backup information is provided to Tenant, send a written notice to Landlord objecting to such Statement and specifying the reasons for Tenant's claim that such Statement is incorrect. If the parties are unable to resolve any such dispute within 30 days following the giving of Tenant's notice of objection, either party may within ten days after the expiration of such 30-day period refer the issues raised to an independent firm of certified public accountants selected by such party and reasonably acceptable to the other party, and, if the parties cannot agree upon such a firm, an independent firm of certified public accountants selected by the

American Arbitration Association upon the application of either party, and the decision of such accountants shall be conclusively binding upon Landlord and Tenant. Tenant shall pay the fees and expenses relating to such proceeding, unless such accountants shall determine that Landlord overstated the Operating Expenses by more than 5% for such Comparison Year, as finally determined, in which case Landlord shall pay such fees and expenses. Except as provided in this Section, Tenant shall have no right whatsoever to dispute by judicial process or otherwise the accuracy of any Statement.

     Section 8.6 No Reduction in Rent. Anything in this Article 8 to the contrary notwithstanding, under no circumstances shall any decrease in Operating Expenses or Taxes in any Comparison Year below the Base Operating Expenses or Base Taxes, as the case may be, result in a reduction in the Fixed Rent or any other component of Additional Rent payable hereunder.


                                    ARTICLE 9

                               REQUIREMENTS OF LAW

     Section 9.1 (a) Tenant's Compliance. Tenant, at its expense, shall comply (or cause to be complied) with all Requirements applicable to the Premises, regardless of whether imposed by their terms upon Landlord or Tenant, provided however, that Tenant shall not be obligated to comply with any Requirement requiring any structural alteration to the Premises unless the application of such Requirement arises from (i) Tenant's manner of use or occupancy of the Premises (as distinguished from the use or occupancy of the Premises for office purposes generally), (ii) any cause or condition created by or on behalf of any Tenant Party (including any Alterations), (iii) the breach of any of Tenant's obligation under this Lease, or (iv) any Hazardous Materials having been brought into the Building or affected by any Tenant Party. All repairs and alterations to the Premises, required to be made by Tenant as provided above to cause the Premises to comply with any Requirements shall be made by Tenant, at Tenant's expense and in compliance with Article 5, if such repairs or alterations are nonstructural, do not adversely affect any Building System, do not affect the exterior windows of the Premises and do not involve the performance of work outside of the Premises, or by Landlord, at Tenant's reasonable expense, if such repairs or alterations are structural, otherwise affect any Building System or the exterior windows of the Premises or involve the performance of work outside the Premises. If Tenant obtains knowledge of any failure to comply with any Requirements applicable to the Premises, Tenant shall give Landlord prompt written notice thereof.

     (b) Hazardous Materials. Tenant shall not (i) cause or permit any Hazardous Materials to be brought into the Building, (ii) cause or permit the storage or use of Hazardous Materials in any manner not permitted by any Requirements, or
(iii) cause or permit the escape, disposal or release of any Hazardous Materials within or in the vicinity of the

Building. Nothing herein shall be deemed to prevent Tenant's use of any Hazardous Materials customarily used in the ordinary course of office work, provided such use is in accordance with all Requirements. Tenant shall be responsible, at its expense, for all matters directly or indirectly based, on or arising or resulting from the actual or alleged presence of Hazardous Materials in the Premises or in the Building which is caused or permitted by Tenant or any Tenant Party. Tenant shall provide to Landlord copies of all communications in respect of the Premises received by Tenant with respect to any Requirements relating to Hazardous Materials, and/or any claims made in connection therewith. Landlord or its agents may perform environmental inspections of the Premises at any time. The covenants contained in this subsection shall survive the expiration or earlier termination of this Lease.

     (c) Landlord's Compliance. Landlord shall comply with (or cause to be complied with) all Requirements applicable to the Building which are not the obligation of Tenant, to the extent that non-compliance would materially impair Tenant's use and occupancy of the Premises and Tenant's ability to conduct its business in the Premises for office use; and the cost thereof shall be included in Operating Expenses.

     (d) Landlord's Insurance. Tenant shall not cause or permit any action or condition that would (i) invalidate or conflict with Landlord's insurance policies, (ii) violate applicable rules, regulations and guidelines of the Fire Department, Fire Insurance Rating Organization or any other authority having jurisdiction over the Building, (iii) cause an increase in the premiums for fire insurance then covering the Building over that payable with respect to comparable first-class office buildings, or (iv) result in insurance companies of good standing refusing to insure the Building or any property therein in amounts and against risks as reasonably determined by Landlord. If the fire insurance premiums increase as a result of Tenant's failure to comply with the provisions of this Article, Tenant shall promptly cure such failure and shall reimburse Landlord, as Additional Rent, for the increased fire insurance premiums paid by Landlord as a result of such failure by Tenant. In any action or proceeding to which Landlord and Tenant are parties, a schedule or "make up" of rates for the Building or the Premises issued by the appropriate Fire Insurance Rating Organization, or other body fixing such fire insurance rates, shall be conclusive evidence of the fire insurance rates then applicable to the Building.

     Section  9.2  Fire  Alarm  System;  Sprinkler.  Tenant  shall  install  and thereafter maintain in good order and repair a sprinkler, fire-alarm and life-safety system in the Premises, if and to the extent such system has not been installed in the Premises prior to the Construction Period Start Date. Such installation and maintenance shall be performed by Tenant in accordance with this Lease, the Rules and Regulations and all Requirements. If the Fire Insurance Rating Organization or any Governmental Authority or any of Landlord's insurers requires or recommends any modifications and/or Alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire alarm and life-safety system serving the Building or the Premises by reason of Tenant's business, any Alteration performed by Tenant or the location of the partitions, trade fixtures, or other contents of the Premises, Landlord (to the extent such modifications or Alterations are structural, affect any Building System or involve the performance of work outside of the Premises) or Tenant (to the extent such modifications or Alterations are nonstructural, do not affect any Building System and do not involve the performance of work outside the Premises) shall make such modifications and/or Alterations, and supply such additional equipment, in either case at Tenant's expense.

     Section 9.3 Limitations on Rent. If at any time during the Term by reason of any Requirement the Rent is not fully collectible, Tenant shall take such other steps (without additional expense to Tenant) as Landlord may request, and as may be legally permissible, to permit Landlord to collect the maximum rents which may during the continuance of such restriction be legally permissible (but not in excess of the Rent reserved under this Lease). Upon the termination of such restriction during the Term, Tenant shall pay to Landlord, in addition to the Rent for the period following such termination of the restriction, if legally permissible, the portion of Rent which would have been paid pursuant to this Lease but for such legal restriction less the Rent paid by Tenant to Landlord while such restriction was in effect, together with interest thereon at the Base Rate.

     Section 9.4 Contest of Requirements. Tenant, at its expense, may contest, by appropriate proceedings prosecuted diligently and in good faith, the legality or applicability of any Requirement affecting the Premises and with which Tenant is obligated to comply at its expense pursuant to Section 9.1, provided that (i) Landlord (or any Indemnitee) shall not be subject to prosecution for any crime, nor shall the Building, the Real Property or any part thereof be subject to being imminently condemned or vacated by reason of non-compliance, (ii) no unsafe or hazardous condition relating to such contest or non-compliance then exists which remains uncured, (iii) such non-compliance or contest shall not prevent Landlord from obtaining any and all permits and licenses required by applicable Requirements in connection with the operation of the Building, nor shall the certificate of occupancy for the Building be suspended or threatened in writing by any Governmental Authority to be suspended by reason of noncompliance or by reason of such contest, (iv) Tenant shall indemnify Landlord (and any Indemnitee) against the cost of such compliance and liability resulting from or incurred in connection with such contest or non-compliance, (v) such non-compliance or contest shall not constitute or result in a violation (either with the giving of notice or the passage of time or both) of the terms of any Mortgage or Superior Lease, or if such Superior Lease or Mortgage shall condition such noncompliance or contest upon the taking of action or furnishing of security by Landlord, such action shall be taken or such security shall be furnished at the expense of Tenant, and (vi) Tenant shall promptly notify Landlord of such contest and keep Landlord regularly advised as to the status of such proceedings. For the purposes of clause (i) above, Landlord (or any Indemnitee) shall be deemed subject to prosecution for a crime if Landlord (or any Indemnitee), a Lessor, a Mortgagee or any of their officers, directors, partners, shareholders, agents or employees is charged with a crime of any kind whatsoever by reason of such non-compliance unless such charges are withdrawn 10 days before Landlord (or any Indemnitee), such Lessor or such Mortgagee or such officer, director, partner, shareholder, agent or employee, as the case may be, is required to plead or answer thereto. Landlord shall execute any documents reasonably required by Tenant in order to permit Tenant effectively to carry on any such contest permitted under this Section, provided Landlord is not thereby subjected to any cost or expense not reimbursed by Tenant.


                                   ARTICLE 10

                                  SUBORDINATION

     Section 10.1 Subordination and Attornment. (a) This Lease and Tenant's rights hereunder are subject and subordinate to all Mortgages and Superior Leases, and, at the request of any Mortgagee or Lessor, Tenant shall attorn to such Mortgagee or Lessor, its successors in interest or any purchaser in a foreclosure sale.

     (b) If a Lessor or Mortgagee or any other person or entity shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or the delivery of a new lease or deed, then at the request of the successor landlord and upon such successor landlord's written agreement to accept Tenant's attornment and to recognize Tenant's interest under this Lease, Tenant shall be deemed to have attorned to and recognized such successor landlord as Landlord under this Lease. The provisions of this Article are self-operative and require no further instruments to give effect hereto; provided, however, that Tenant shall promptly execute and deliver any instrument that such successor landlord may reasonably request (x) evidencing such attornment, (y) setting forth the terms and conditions of Tenant's tenancy, and
(z) containing such other terms and conditions as may be required by such Mortgagee or Lessor, provided such terms and conditions do not increase Tenant's obligations other than to a de minimis extent or adversely affect the rights of Tenant under this Lease other than to a de minimis extent. Upon such attornment this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease except that such successor landlord shall not be:

          (i) liable for any act or omission of Landlord (except to the extent such act or omission is a default under this Lease and continues beyond the date when such successor landlord succeeds to Landlord's interest and Tenant gives notice of such act or omission to such successor landlord);

          (ii) subject to any defense, claim, counterclaim, set-off or offset which Tenant may have against Landlord (except as provided in clause (i) above, Section 4.2(c) and in Articles 13 and 14);

          (iii) bound by any prepayment of more than one month's Rent to any prior landlord;

          (iv) bound by any obligation to make any payment to Tenant which was required to be made prior to the time such successor landlord succeeded to Landlord's interest other than pursuant to Section 4.2;

          (v)bound by any obligation to perform any work or to make improvements to the Premises except for (x) repairs and maintenance required to be made by landlord under this Lease, and (y) repairs to the Premises as a result of damage by fire or other casualty or a partial condemnation pursuant to the provisions of this Lease, but only to the extent that such repairs can reasonably be made from the net proceeds of any insurance or condemnation awards, respectively, actually made available to such successor landlord; or

          (vi) bound by any modification, amendment or renewal of this Lease made without the consent of any Lessor or Mortgagee of which Tenant has been provided notice (other than pursuant to the express provisions of Articles 37 and 38).

     Section 10.2 Mortgage or Superior Lease Defaults. Any Mortgagee may elect that this Lease shall have priority over the Mortgage that it holds and, upon notification to Tenant by such Mortgagee, this Lease shall be deemed to have priority over such Mortgage, regardless of the date of this Lease. In connection with any financing of the Real Property, the Building or of the interest of the lessee under any Superior Lease, Tenant shall consent to any reasonable modifications of this Lease requested by any lending institution, provided such modifications do not increase the obligations, or adversely affect the rights, of Tenant under this Lease other than to a de minimis extent in any case.

     Section 10.3 Tenant's Termination Right. Except as provided in Section13.3, as long as any Superior Lease or Mortgage shall exist, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord (a) until Tenant shall have given notice of such act or omission to all Lessors and/or Mortgagees, and (b) until a reasonable period of time shall have elapsed following the giving of notice of such default and the expiration of any applicable notice or grace periods (unless such act or omission is not capable of being remedied within a reasonable period of time) during which period such Lessors and/or Mortgagees shall have the right, but not the obligation, after obtaining possession of the Building to remedy such act or omission and thereafter diligently proceed to so remedy such act or obligation. If any Lessor or Mortgagee elects to remedy such act or omission of Landlord, Tenant shall not seek to terminate this Lease so long as such Lessor or Mortgagee is proceeding with reasonable diligence to effect such remedy.

     Section 10.4 Applicability. The provisions of this Article shall (a) inure to the benefit of Landlord, any future owner of the Building or the Real Property, any Lessor or Mortgagee and any sublessor thereof and (b) apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any Superior Lease or the foreclosure of any Mortgage.

     Section 10.5 Future Condominium Declaration. This Lease and Tenant's rights hereunder are and will be subject and subordinate to any condominium declaration, by-laws and other instruments (collectively, the "Declaration") which may be recorded in order to subject the Building to a condominium form of ownership pursuant to Article 9-B of the New York Real Property Law or any successor statute, provided that the Declaration does not by its terms increase the Rent or increase Tenant's non-Rent obligations under this Lease (other than to a de minimis extent) or adversely affect Tenant's rights under this Lease (other than to a de minimis extent). At Landlord's request, and subject to the foregoing proviso, and provided Tenant shall receive a non-disturbance agreement reasonably satisfactory to it, Tenant will execute and deliver to Landlord an amendment of this Lease confirming such subordination and modifying this Lease to conform to such condominium regime.

     Section 10.6 Non-Disturbance Agreements. Landlord represents that there is no Superior Lease and the only existing Mortgagee is Lehman Brothers Holdings Inc. ("Lehman"). Landlord shall use reasonable efforts to obtain for Tenant, at no cost to Landlord, the SNDA referred to below. If Landlord shall fail to deliver to Tenant a subordination and non-disturbance agreement (the "SNDA") from Lehman substantially in the form annexed hereto as Exhibit H within 60 days following execution and delivery of this Lease by both parties, Tenant shall have the right for 10 days after the expiration of such 60-day period to cancel this Lease by giving Landlord notice of such election, whereupon this Lease shall become null and void as of the date such notice is given, provided that if Landlord shall deliver the SNDA to Tenant within 10 days following receipt of notice of cancellation from Tenant, this Lease shall continue and Tenant shall have no right to cancel it. If no notice is given within such 10-day period (time being of the essence), then Tenant's right to cancel this Lease shall be deemed waived. As a condition to Tenant's agreement hereunder to subordinate Tenant's interest in this Lease to any future Mortgage or future Superior Lease made between Landlord and any Mortgagee or Lessor, as the case may be, Landlord shall obtain from each such future Mortgagee and Lessor, as the case may be, a subordination and non-disturbance agreement in the standard form customarily employed by such Mortgagee or Lessor, as the case may be. Any agreement substantially in the form of a subordination and non-disturbance agreement previously executed by Tenant in connection with this Lease shall be deemed satisfactory to Tenant. If Tenant shall fail or refuse, for any reason, to execute and deliver to Landlord a subordination and non-disturbance agreement in proper form within 10 days after delivery thereof to Tenant, then Tenant's interest under this Lease shall be subordinate to the future Mortgage or future Superior Lease in question.

                                   ARTICLE 11

                                    SERVICES

     Section 11.1 Elevators. Landlord, at its expense, shall provide passenger elevator service to the Premises at all times, and at least one freight elevator serving the Premises available upon Tenant's prior request, on a non-exclusive "first come, first serve" basis with other Building tenants, on all Business Days from 8:00 a.m. to 4:30 p.m.

     Section 11.2 Heating, Ventilation and Air Conditioning. (a) Landlord shall furnish to the Premises heating, ventilation and air-conditioning ("HVAC") in accordance with the standards set forth in Exhibit E on all Business Days from 8:00 a.m. to 6:00 p.m. Landlord, at its expense, shall repair and maintain the HVAC System in good working order, provided repairs required as a result of the negligence or willful misconduct of Tenant, its agents or employees, shall, subject to the provisions of Section 12.2, be performed at Tenant's expense. Landlord shall have access to all air-cooling, fan, ventilating and machine rooms and electrical closets and all other mechanical installations of Landlord (collectively, "Mechanical Installations"), and Tenant shall not construct partitions or other obstructions which may interfere with Landlord's access thereto or the moving of Landlord's equipment to and from the Mechanical Installations. Neither Tenant, nor its agents, employees or contractors shall at any time enter the Mechanical Installations or tamper with, adjust, or otherwise affect such Mechanical Installations.

     (b) Landlord shall not be responsible if the normal operation of the Building System providing HVAC to the Premises (the "HVAC System") shall fail to provide cooled or heated air, as the case may be, in accordance with the specifications set forth in Exhibit E by reason of (i) any machinery or equipment installed by or on behalf of Tenant or any person claiming through or under Tenant, which shall have an electrical load in excess of the average electrical load and human occupancy factors for the HVAC System as designed, as the case may be, or (ii) any rearrangement of partitioning or other Alterations (including the Initial Installations) made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Tenant shall install, if missing, blinds or shades on all windows, which blinds and shades shall be subject to Landlord's approval, and shall keep all of the operable windows in the Premises closed, and lower the blinds when necessary because of the sun's position, whenever the HVAC System is in operation or when and as reasonably required by any Requirement. Tenant at all times shall cooperate fully with Landlord and shall abide by the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System.

     Section 11.3 Overtime Freight Elevators and HVAC. The Rent does not reflect or include any charge to Tenant for the furnishing of any freight elevator service or HVAC to the Premises during any periods other than for the hours and days set forth in Sections 11.1 and 11.2 hereof ("Overtime Periods"). Landlord shall not be required to furnish any such services during Overtime Periods unless Tenant delivers notice to Landlord's property management office serving the Building requesting such services at least 24 hours prior to the time at which such services are to be provided, but Landlord shall use reasonable efforts (without obligation to incur any additional cost) to arrange such service on such shorter notice as Tenant shall provide. If Landlord furnishes freight elevator service to the Premises during Overtime Periods, Tenant shall pay to Landlord Landlord's then established rates for such service in the Building. If Landlord shall furnish HVAC to the Premises during Overtime Periods, Tenant shall pay to Landlord Landlord's then established rates per floor for such service in the Building, which rate is on the date of this Lease $150 per hour. Notwithstanding anything to the contrary provided in this Article 11, on a single weekend during which Tenant initially moves into the Premises for the conduct of its business, upon 5 days' prior notice from Tenant to Landlord, Landlord shall make available to Tenant freight elevator service in accordance with Landlord's then current rules and regulations applicable thereto from 8:00 p.m. on the "move-in" Friday until 7:00 p.m. on the following Sunday at no cost to Tenant.

     Section 11.4 Cleaning. Landlord shall cause the Premises (excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages, as an exhibition area or classroom, for storage, as a shipping room, mail room or similar purposes, for private bathrooms, showers or exercise facilities, as a trading floor, or primarily for operation of computer, data processing, reproduction, duplicating or similar equipment) to be cleaned, substantially in accordance with the standards set forth in Exhibit F. Any areas of the Premises requiring cleaning which Landlord is not required to clean under this Section 11.4, and any additional cleaning of any portion of the Premises requested by Tenant shall be done at Tenant's expense, by Landlord's employees or Landlord's contractor, at rates which shall be competitive with rates of other cleaning contractors providing services to first-class office buildings in midtown Manhattan. Landlord and its cleaning contractor and their respective employees shall have access to the Premises at all times except between 8:00 A.M. and 6:00 P.M. on Business Days.

     Section 11.5 Water. Landlord, at Landlord's expense, shall provide to the Premises cold water for drinking, cleaning, dishwasher and lavatory purposes. If Tenant requires or uses water or steam for any additional purposes, Landlord may install a meter to measure the water or steam furnished. Tenant shall pay the cost of such installation, and for all maintenance, repairs and replacements thereto, and for the reasonable charges of Landlord for the water or steam furnished. Tenant shall also pay Landlord's reasonable charge for any required pumping or heating thereof, and any sewer rent, tax and/or charge now or hereafter assessed or imposed upon the Premises or the Real Property pursuant to any Requirement. If any tax is imposed upon Landlord's receipts from the sale or resale of water or steam to Tenant, Tenant shall reimburse Landlord for such tax, if and to the extent permitted by law.

     Section 11.6 Refuse and Rubbish Removal. Landlord shall provide refuse and rubbish removal services at the Premises for ordinary office refuse and rubbish pursuant to regulations reasonably established by Landlord. Tenant shall pay to Landlord, within 20 days after delivery of an invoice therefor, Landlord's reasonable charge for such removal to the extent that the refuse generated by Tenant exceeds the refuse and rubbish customarily generated by executive and general office tenants. Tenant shall not dispose of any refuse and rubbish in the public areas of the Building, and if any Tenant Party does so, Tenant shall be liable for Landlord's reasonable charge for such removal. Tenant shall cause all Tenant Parties to observe such additional rules and regulations regarding rubbish removal and/or recycling as Landlord may, from time to time, reasonably impose.

     Section 11.7 Condenser Water. Landlord shall provide condenser water in connection with Tenant's independent supplemental air-conditioning units, which shall not exceed 10 tons in the aggregate and which shall be installed in accordance with the provisions of Article 5 hereof. Tenant shall pay Landlord an annual charge for such condenser water at Landlord's then established rate for condenser water, which charge is, on the date of this Lease, $250 per ton and which charge shall be payable in equal monthly installments together with Tenant's payment of Fixed Rent and shall be payable whether or not Tenant utilizes such amount of condenser water. If Tenant fails to utilize any quantity of condenser water for two years or more, Landlord shall have the right upon notice to Tenant to irrevocably reduce the number of tons of condenser water to which Tenant is entitled hereunder by the number of such unutilized tons (unless Tenant notifies Landlord within ten days after Tenant's receipt of such notice from Landlord that it anticipates utilizing a portion or all of such unutilized tons of condenser water, in which case Landlord shall only have the right to reduce the number of tons of condenser water to which Tenant is then entitled by such number as Tenant does not anticipate utilizing), provided, however, that Landlord shall have the right upon further notice to Tenant to reduce the number of tons of condenser water to which Tenant is then entitled by any number of tons of condenser water that Tenant has reserved in its notice to Landlord if Tenant fails to utilize any such reserved tons prior to the expiration of the cooling season (i.e., May 1 to September 30) next following Tenant's receipt of the first notice from Landlord), in which case Landlord shall only charge Tenant for such lower number of tons of condenser water. In addition to the foregoing charges there shall be a one-time "tap-in" fee equal to $1,500 per ton of unit capacity, payable within 20 days after rendition of a bill therefor. Landlord shall not be liable to Tenant for any failure or defect in the supply or character of condenser water supplied to Tenant by reason of any Requirement, act or omission of the public service company serving the Building or for any other reason not attributable to the negligence or willful misconduct of Landlord, its agents, contractors and employees.

     Section 11.8 Service Interruptions. Landlord reserves the right to suspend any service when necessary, by reason of Unavoidable Delays, accidents or emergencies, or for repairs, alterations or improvements which, in Landlord's reasonable judgment, are necessary or appropriate until such Unavoidable Delay, accident or emergency shall cease or such repairs, alterations or improvements are completed, and Landlord shall not be liable to Tenant for any interruption, curtailment or failure to supply services. Landlord shall use reasonable efforts to restore such service, remedy such situation and minimize any interference with Tenant's business, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates, or to incur any other overtime costs or additional expenses whatsoever. Except as otherwise expressly provided in Section 11.9, the exercise of any such right or the occurrence of any such failure by Landlord shall not (a) constitute an actual or constructive eviction, in whole or in part, (b) entitle Tenant to any compensation, abatement or diminution of Rent, (c) relieve Tenant from any of its obligations under this Lease, or (d) impose any liability upon Landlord by reason of inconvenience to Tenant, or interruption of Tenant's business, or otherwise.

     Section 11.9 Rent Abatement. Notwithstanding anything to the contrary contained in this Lease, if Tenant is unable to use the Premises for the ordinary conduct of Tenant's business due solely to (a) an interruption of an Essential Service (as hereinafter defined) resulting from Landlord's performance of an improvement to the Building or (b) Landlord's breach of an obligation under this Lease to perform repairs or replacements which results in Landlord's failure to provide an Essential Service, in each case other than as a result of Unavoidable Delays, casualty or condemnation, and such condition continues for a period in excess of 10 consecutive Business Days after (i) Tenant furnishes a notice to Landlord (the "Abatement Notice") stating that Tenant's inability to use the Premises is solely due to such condition, (ii) Tenant does not actually use or occupy the Premises during such period for the ordinary conduct of its business and (iii) such condition has not resulted from the negligence or misconduct of any Tenant Party, then Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall be abated on a per diem basis for the period commencing on the 11th Business Day after Tenant delivers the Abatement Notice to Landlord and ending on the earlier of (x) the date Tenant reoccupies any portion of the Premises, and (y) the date on which such condition is substantially remedied. "Essential Service" shall mean a service which Landlord is obligated under this Lease to provide to Tenant which if not provided shall
(1) effectively deny access to the Premises, (2) threaten the health or safety of any occupants of the Premises or (3) prevent the usage of more than 25% of the Premises for the ordinary conduct of Tenant's business.

     Section 11.10 Access to Premises. Subject to Unavoidable Delay, security requirements, service interruptions, Rules and Regulations, and any other events beyond Landlord's control, Tenant shall have access to the Premises 24 hours a day, 7 days a week.


                                   ARTICLE 12

                INSURANCE; PROPERTY LOSS OR DAMAGE; REIMBURSEMENT

         Section 12.1 Tenant's Insurance. (a) Tenant, at its expense, shall obtain and keep in full force and effect during the Term and prior to having access to the Premises:

          (i) a policy of commercial general liability insurance on an occurrence basis against claims for personal injury, death and/or property damage occurring in or about the Premises or the Building, under which Tenant is named as the insured and Landlord, Landlord's managing agent, any Lessors, any Mortgagees and any other parties whose names shall have been furnished by Landlord to Tenant from time to time are named as additional insureds, which insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord's managing agent or any Lessors or Mortgagees named as additional insureds, and Tenant agrees to obtain blanket broad-form contractual liability coverage to insure its indemnity obligations set forth in Article 32 hereof. The minimum limits of liability shall be a combined single limit with respect to each occurrence and in the aggregate in an amount of not less than $10,000,000; provided, however, that Landlord shall during the Renewal Term retain the right to require Tenant to increase such coverage, from time to time, to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by landlords for similar office space in first-class buildings in the City of New York. Tenant may provide such insurance coverage as part of a blanket or umbrella policy, which includes other premises of Tenant, provided the aggregate limits of insurance coverage required to be in effect for the Premises pursuant to the terms hereof shall not be reduced as a result of claims made against other premises or property of Tenant covered under such policies, and such blanket or umbrella polices shall comply with the terms hereof. The deductible or self insured retention for such policy shall in no event exceed $10,000 per occurrence at any time. If the aggregate limit applying to the Premises is reduced by the payment of a claim or establishment of a reserve equal to or greater than 50% of the annual aggregate, Tenant shall immediately arrange to have the aggregate limit restored by endorsement to the existing policy or the purchase of an additional insurance policy unless, in Landlord's reasonable judgment, Tenant maintains sufficient excess liability insurance (with a drop down endorsement) to satisfy the liability requirements of this Lease without the reinstatement of the aggregate limit;

          (ii) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of "all risk" property insurance policies with extended coverage, insuring Tenant's Property, and all Specialty Alterations for the full insurable value thereof or replacement cost value thereof, having a reasonable deductible amount, if any, as reasonably determined by Landlord;

          (iii) during the performance of any Alteration, until completion thereof, Builder's risk insurance on an "all risk" basis and on a completed value form including a Permission to Complete and Occupy endorsement, for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors), any Mortgagee and any Lessor in all work incorporated in the Building and all materials and equipment in or about the Premises;

          (iv) Workers' Compensation Insurance, as required by law;

          (v) Business Interruption Insurance; and

          (vi) such other insurance in such amounts as Landlord, any Mortgagee and/or any Lessor may reasonably require from time to time, and which is then customarily required from office tenants by owners of first-class office buildings in Manhattan.

     (b) All insurance required to be carried by Tenant pursuant to the terms of this Lease (i) shall contain a provision that (A) no act or omission of Tenant other than intentional acts shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, (B) the policy shall not be cancelled nor shall any material change in coverage be made thereto unless Landlord, Lessors and Mortgagees of which Tenant has notice shall have received 30 days' prior notice of such cancellation or material change, by certified mail, return receipt requested, and (C) Tenant shall be solely responsible for the payment of all premiums under such policies and Landlord, Lessors and Mortgagees shall have no obligation for the payment thereof, and
(ii) shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of New York and rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having a Best's Rating of "A-" and a "Financial Size Category" of at least "X" or, if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time consider appropriate.

     (c) On or prior to the Construction Period Start Date, Tenant shall deliver to Landlord appropriate policies of insurance or certificates of insurance as provided below, including evidence of waivers of subrogation required to be carried by each party pursuant to this Article 12. Evidence of each renewal or replacement of a policy shall be delivered by Tenant to Landlord at least 10 days prior to the expiration of such policy. In lieu of the policies of insurance required to be delivered to Landlord pursuant to this Article (the "Policies"), Tenant may deliver to Landlord a certification from Tenant's insurance company (on an "Accord" form or the equivalent) and a related endorsement which shall be binding on Tenant's insurance company, and which shall expressly provide that such certification (i) conveys to Landlord and any other named insured and/or additional insureds thereunder (the "Insured Parties") all the rights and privileges afforded under the applicable Policies as primary insurance, and (ii) contains an unconditional obligation of the insurance company to advise all Insured Parties in writing by certified mail, return receipt requested, at least 30 days in advance of any termination or change to the applicable Policies that would affect the interest of any of the Insured Parties.

     Section 12.2 Waiver of Subrogation. Landlord and Tenant shall each procure an appropriate clause in or endorsement to any property insurance covering the Premises, the Building and personal property, fixtures and equipment located therein, wherein the insurance companies shall waive subrogation or consent to a waiver of right of recovery, and, notwithstanding any provision of this Lease to the contrary, Landlord and Tenant agree to release, not to make any claim against, or seek to recover from, the other for any loss or damage to its property or the property of others resulting from fire and other hazards to the extent covered by such property insurance regardless of the amount of any self-insurance or deductible; provided, however, that the release, discharge, exoneration and covenant not to sue contained herein shall be limited by and coextensive with the terms and provisions of the waiver of subrogation or waiver of right of recovery.

     Section 12.3 Landlord's Insurance. Landlord shall keep the Building insured against damage and destruction by fire, vandalism, and other perils in the amount of the full replacement value of the Building (as determined for insurance purposes) as the value may exist from time to time, exclusive of foundations and footings, or such lesser amount as will avoid co-insurance. Landlord shall maintain contractual and comprehensive general liability insurance, including bodily injury and property damage, with a minimum combined single limit of liability of $1,000,000 for bodily injury or death of any person occurring in or about the Building and $3,000,000 for injury, death, or damages resulting to more than one person in any one occurrence. Notwithstanding the foregoing, in the event Landlord is an institutional owner, then Landlord may elect to self-insure with respect to the insurance coverages required by the terms of this Section 12.3. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for, (a) damage to any Specialty Alterations, (b) Tenant's Property, and (c) any loss suffered by Tenant due to interruption of Tenant's business.


                                   ARTICLE 13

                        DESTRUCTION - FIRE OR OTHER CAUSE

     Section 13.1 Restoration. If the Premises are damaged by fire or other casualty, or if the Building is damaged such that Tenant is deprived of reasonable access to the Premises, Tenant shall give prompt notice to Landlord, and the damage shall be repaired by Landlord, at its expense, to substantially the condition of the Premises prior to the damage, subject to the provisions of any Mortgage or Superior Lease, but Landlord shall have no obligation to repair or restore (a) Tenant's Property or (b) any Specialty Alterations. Until such time as (x) the restoration of the Premises is Substantially Completed or would have been Substantially Completed but for Tenant Delay, (y) Landlord notifies Tenant of same and (z) Landlord provides Tenant access to the Premises, Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall be reduced in the proportion by which the area of the part of the Premises (excluding any portion thereof used principally for storage) which is not usable (or accessible) and is not used by Tenant bears to the total area of the Premises (excluding any such portion).

     Section 13.2 Landlord's Termination Right. Notwithstanding anything to the contrary contained in Section 13.1, if the Building is so damaged that in Landlord's opinion, substantial alteration, demolition, or reconstruction of the Building is required (whether or not the Premises are so damaged or rendered untenantable), then in such event, Landlord may, not later than 60 days following the date of the damage, give Tenant a notice terminating this Lease, provided that Landlord may not terminate this Lease unless Landlord similarly terminates the leases of other office tenants in the Building aggregating at least either (a) 33% of the portion of the Building occupied for office purposes immediately prior to such damage or (b) 50% of the rentable area of the Building located in the elevator bank servicing the Premises. If this Lease is so terminated, (i) the Term shall expire upon the date set forth in Landlord's notice, which shall not be less than 30 days after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord no later than the date set forth in the notice, (ii) Tenant's liability for Rent shall cease as of the date of the damage, and (iii) any prepaid Rent for any period after the date of the damage shall be refunded by Landlord to Tenant and the Security Deposit, if any, then held by Landlord shall be refunded to Tenant, provided there is then no default under this Lease.

     Section 13.3 Tenant's Termination Right. (a) If the Premises are totally damaged and are thereby rendered wholly untenantable, or if the Building shall be so damaged that Tenant is deprived of reasonable access to the Premises, and if Landlord elects to restore the Premises, Landlord shall, within 60 days following the date of the damage, cause a contractor or architect selected by Landlord to give notice (the "Restoration Notice") to Tenant of the date by which such contractor or architect estimates the restoration of the Premises shall be Substantially Completed. If such date, as set forth the Restoration Notice, is more than 15 months from the date of such damage, then Tenant shall have the right to terminate this Lease by giving notice (the "Termination Notice") to Landlord not later than 30 days following Tenant's receipt of the Restoration Notice. If Tenant delivers to Landlord a Termination Notice, this Lease shall be deemed to have terminated as of the date of the giving of the Termination Notice, in the manner set forth in the second sentence of Section 13.2.

     (b) If Tenant shall not have elected to, or was not entitled to, terminate this Lease in accordance with Section 13.3(a) and Landlord shall fail to Substantially Complete its restoration work on or before the later to occur of 15 months after the date of such damage or 60 days after the date upon which Landlord's contractor estimated such restoration would be Substantially Completed, in either case, subject to extension (not to exceed 90 days in the aggregate) for delays due to Unavoidable Delays, Tenant may elect, as its sole remedy, to terminate this Lease upon 30 days notice to Landlord given not earlier than the last day of the period specified above, and if Tenant shall give such a notice this Lease shall terminate on the 30th day following the giving of such notice unless Landlord shall have Substantially Completed its reconstruction work by such 30th day. If Landlord shall have Substantially Completed its restoration work within such 30-day period, Tenant's notice of termination shall be null and void and this Lease shall remain in full force and effect.

     Section 13.4 Final 12 Months. Notwithstanding anything set forth to the contrary in this Article 13, in the event that any damage rendering the Premises wholly untenantable occurs during the final 12 months of the Term (taking into account any exercise by Tenant of any renewal option then available to Tenant), either Landlord or Tenant may terminate this Lease by notice to the other party within 30 days after the occurrence of such damage and this Lease shall expire on the 30th day after the date of such notice. For purposes of this Section 13.4, the Premises shall be deemed wholly untenantable if due to such damage, Tenant shall be precluded from using more than 50% of the Premises for the conduct of its business and Tenant's inability to so use the Premises is reasonably expected to continue until at least the earlier of the (a) Expiration Date and (b) the 90th day after the date when such damage occurs.

     Section 13.5 Waiver of Real Property Law ss. 227. This Article 13 constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, which provides for such contingency in the absence of an express agreement, and any other law of like nature and purpose now or hereafter in force, shall have no application in any such case.

     Section 13.6 Landlord's Liability. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor any of the Indemnitees shall be liable for any damage to such property, or for the loss of or damage to any property of Tenant by theft or otherwise. None of the Indemnitees shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire or other casualty, any damage caused by other tenants or persons in the Building or by construction of any private, public or quasi-public work, or any latent defect in the Premises or in the Building (except that Landlord shall be required to repair the same to the extent provided in Article 7). No penalty shall accrue for delays which may arise by reason of adjustment of fire insurance on the part of Landlord or Tenant, or Unavoidable Delays, in connection with any repair or restoration of any portion of the Premises or of the Building. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of any such repair or restoration, provided, however, that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. Nothing in this Section 13.6 shall affect any right of Landlord to be indemnified by Tenant under Article 32 for payments made to compensate for losses of third parties.

     Section 13.7 Windows. If at any time any windows of the Premises are temporarily closed, darkened or covered over by reason of repairs, maintenance, alterations or improvements to the Building, or any of such windows are permanently closed, darkened or covered over due to any Requirement, Landlord shall not be liable for any damage Tenant may sustain and Tenant shall not be entitled to any compensation or abatement of any Rent, nor shall the same release Tenant from its obligations hereunder or constitute an actual or constructive eviction.


                                   ARTICLE 14

                                 EMINENT DOMAIN

     Section 14.1 (a) Total Taking. If all or substantially all of the Premises, the Building or the Real Property shall be acquired or condemned for any public or quasi-public purpose, this Lease shall terminate and the Term shall end as of the date of the vesting of title, with the same effect as if such date were the Expiration Date, and Rent shall be prorated and adjusted as of such date.

                  (b) Partial Taking. If only a part of the Premises, the Building or the Real Property shall be acquired or condemned, this Lease and the Term shall continue in full force and effect, provided that from and after the date of the vesting of title, the Fixed Rent, Tenant's Tax Payment, Tenant's Operating Payment and Tenant's Proportionate Share shall be modified to reflect the reduction of the Premises and/or the Building as a result of such acquisition or condemnation.

                  (c) Landlord's Termination Right. Whether or not the Premises are affected, Landlord may give to Tenant, within 60 days following the date upon which Landlord receives notice that all or a portion of the Building or the Real Property has been acquired or condemned, a notice of termination of this Lease, provided that Landlord elects to terminate leases (including this Lease) affecting at least either (i) 33% of the portion of the Building occupied for office purposes immediately prior to such acquisition or condemnation or (ii) 50% of the rentable area of the Building (excluding any rentable area leased by Landlord or its Affiliates) located in the elevator bank servicing the Premises.

                  (d) Tenant's Termination Right. If the part of the Building or the Real Property so acquired or condemned contains a substantial part of the total area of the Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Premises, Tenant may terminate this Lease by notice to Landlord given within 60 days following the date upon which Tenant received notice of such acquisition or condemnation. If Tenant so notifies Landlord, this Lease shall terminate and the Term shall end and expire upon the date set forth in the notice, which date shall not be more than 30 days following the giving of such notice. If a part of the Premises shall be so acquired or condemned and this Lease and the Term shall not be terminated in accordance with this Section 14.1, Landlord, at Landlord's expense, but without requiring Landlord to spend more than it collects as an award, shall, subject to the provisions of any Mortgage or Superior Lease, restore that part of the Premises not so acquired or condemned to a self-contained rental unit substantially equivalent (with respect to character, quality, appearance and services) to that which existed immediately prior to such acquisition or condemnation, excluding Tenant's Property and/or Specialty Alterations.

                  (e) Apportionment of Rent. Upon any termination of this Lease pursuant to the provisions of this Article 14, Fixed Rent and payments for Taxes and Operating Expenses shall be apportioned as of, and shall be paid or refunded up to and including, the date of such termination.

                  (f) Applicability. The provisions of Sections 14.1 and 14.2 shall not apply to any acquisition or condemnation of all or any part of the Premises for a period of 12 months or less.

     Section 14.2 Awards. Upon any acquisition or condemnation of all or any part of the Real Property, Landlord shall receive the entire award for any such acquisition or condemnation, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term, Tenant's Alterations or improvements; and Tenant hereby assigns to Landlord all of its right in and to such award. Nothing contained in this Article 14 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property or Specialty Alteration included in such taking and for any moving expenses, provided any such award is in addition to, and does not result in a reduction of, the award made to Landlord.

     Section 14.3 Temporary Taking. Notwithstanding the provisions of Section 14.1, if all or any part of the Premises is acquired or condemned temporarily for a period of 12 months or less during the Term for any public or quasi-public use or purpose, Tenant shall give prompt notice to Landlord and the Term shall not be reduced or affected in any way and Tenant shall continue to pay all Rent payable by Tenant without reduction or abatement and to perform all of its other obligations under this Lease, except to the extent prevented from doing so by the condemning authority, and Tenant shall be entitled to receive any award or payment from the condemning authority for such use, which award shall be received, held and applied by Tenant as a trust fund for payment of the Rent falling due, provided that if the acquisition or condemnation is for a period extending beyond the Term, such award shall be apportioned between Landlord and Tenant and Landlord shall receive the portion of such award relating to the period after the Term. If the acquisition or condemnation of all or any part of the Premises is for a period of more than 12 months, the provisions of Sections
14.1 and 14.2 shall apply.

                                   ARTICLE 15

                           ASSIGNMENT AND SUBLETTING

     Section 15.1 (a) No Assignment or Subletting. Except as expressly set forth herein, Tenant shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, whether by operation of law or otherwise, and shall not sublet (or underlet), or permit, or suffer the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without Landlord's prior consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 15 shall be void.

                  (b) Collection of Rent. If, without Landlord's consent, this Lease is assigned, or any part of the Premises is sublet or occupied by anyone other than Tenant or this Lease or the Premises or any of Tenant's Property is encumbered (by operation of law or otherwise), Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved. No such collection of rent shall be deemed to be (i) a waiver of the provisions of this Article 15, (ii) an acceptance of the assignee, subtenant or occupant as tenant, or (iii) a release of Tenant from the performance of Tenant's covenants hereunder. Tenant shall remain fully liable for the obligations under this Lease.

                  (c) Further Assignment/Subletting. Landlord's consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express consent to any further assignment or subletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others without the prior consent of Landlord, which consent, with respect to one further subletting by the subtenant, shall be granted or withheld by Landlord in accordance with the requirements of this Article 15.

     Section 15.2 Tenant's Notice. (a) If Tenant desires to assign this Lease or sublet all or any portion of the Premises, Tenant shall give notice thereof ("Tenant's A/S Notice") to Landlord, which shall be accompanied by (i) with respect to an assignment of this Lease, the date Tenant desires the assignment to be effective, and (ii) with respect to a sublet of all or a part of the Premises, (A) the material business terms on which Tenant would sublet such premises, and (B) a description of the portion of the Premises to be sublet. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) shall be granted the right, at Landlord's option, (1) to terminate this Lease with respect to such space as Tenant proposes to sublease, provided the term of the proposed sublease expires less than 18 months before the Expiration Date, upon the terms and conditions hereinafter set forth, or (2) if the proposed transaction is an assignment of this Lease or a subletting of 75% or more of the rentable square footage of the Premises, to terminate this

Lease with respect to the entire Premises. Such option may be exercised by notice from Landlord to Tenant within 30 days after Landlord's receipt of Tenant's notice.

                  (b) Notwithstanding any provision contained in this Article 15 to the contrary, Tenant named herein shall have the right prior to the first anniversary of the Rent Commencement Date to sublet one or more portions of the Premises not to exceed 7,500 rentable square feet in the aggregate (the "Free Sublet Space"), in each case, without any obligation to comply with the provisions of Section 15.2(a). Such subleases by Tenant (i) shall not be subject to Landlord's right to terminate this Lease pursuant to Section 15.3 hereof,
(ii) shall be subject to Landlord's consent under Section 15.4, and (iii) shall not be subject to the provisions of Section 15.7 for rent payable in respect of the first 5 years of any such sublease.

     Section 15.3 Landlord's Termination. If Landlord exercises its option to terminate all or a portion of this Lease pursuant to Section 15.2: (a) this Lease shall end and expire with respect to all or a portion of the Premises, as the case may be, on the date that such assignment or sublease was to commence,
(b) Fixed Rent and Tenant's payments for Taxes and Operating Expenses shall be apportioned, paid or refunded as of such date, (c) Tenant, upon Landlord's request, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth any appropriate modifications to the terms and provisions hereof, (d) Landlord shall be free to lease the Premises (or any part thereof) to Tenant's prospective assignee or subtenant, (e) if this Lease shall end with respect to a portion of the Premises, Tenant shall, at Tenant's sole cost and expense (unless otherwise provided in Tenant's A/S Notice), separately demise such portion of the Premises, and make available all utility services so as to make such portion of the Premises a self-contained rental unit satisfactory in all respects to Landlord and in compliance with all Requirements and (f) Landlord shall return to Tenant the Security Deposit or the Letter of Credit (or in the case of a partial termination, a pro rata portion thereof) then held by Landlord provided there is then no default under this Lease.

     Section 15.4 Conditions to Assignment/Subletting. (a) If Landlord does not exercise any of Landlord's options provided under Section 15.2, and provided that no Event of Default then exists, Landlord's consent to the proposed assignment or subletting shall not be unreasonably withheld or delayed. Such consent shall be granted or denied, as the case may be, within 30 days after Landlord's receipt of (i) a true and complete statement reasonably detailing the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, (ii) current financial information with respect to the proposed assignee or subtenant, including its most recent financial statements, and (iii) any other information Landlord may reasonably request, provided that:

          (A) in Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in a business or activity, and the Premises will be used in a manner, which (1) is in keeping with the then standards of the Building, (2) limits the use of the Premises to the Permitted Uses, and (3) does not violate any restrictions set forth in this Lease, any Mortgage or Superior Lease or any negative covenant as to use of the Premises required by any other lease in the Building;

          (B) the proposed assignee or subtenant is a reputable Person or entity of good character with sufficient financial means to perform all of its obligations under this Lease or the sublease, as the case may be, and Landlord has been furnished with reasonable proof thereof, and Landlord or any Affiliate of Landlord is not litigating against or has been threatened with litigation by such proposed assignee of subtenant or its Affiliates within the prior 6 months;

          (C) if Landlord has, or reasonably expects to have within six months thereafter, comparable space available in the Building or an Adjoining Building, neither the proposed assignee or subtenant nor any Affiliate of the proposed assignee or subtenant is then an occupant of the Building;

          (D) the proposed assignee or subtenant is not a Person or entity (or Affiliate of a Person or entity) with whom Landlord or Landlord's Agent is then, or has been within the prior six months, negotiating in connection with the rental of space in the Building or an Adjoining Building;

          (E) the form of the proposed sublease or instrument of assignment shall be reasonably satisfactory to Landlord and shall comply with the provisions of this Article 15;

          (F) there shall be not more than 3 occupants in each floor of the Premises (excluding other tenants in the Building outside of the Premises on any such floor);

          (G) Tenant shall, upon demand, reimburse Landlord for all reasonable out-of-pocket expenses incurred by Landlord in connection with such assignment or sublease, including any investigations as to the acceptability of the proposed assignee or subtenant, reviewing any plans and specifications for Alterations proposed to be made in connection therewith, and all legal costs reasonably incurred in connection with the granting of any requested consent, which costs and expenses, subject to the provisions of Section 5.6, shall not exceed $5,000.

          (H) Tenant has not and shall not publicize the availability of the Premises or list the Premises to be sublet or assigned with a broker, agent or other entity or otherwise offer the Premises for subletting in any case at a rental rate of less than the rent at which Landlord is then offering to rent other space in the Building but the foregoing provision shall not be deemed to prohibit Tenant from responding to brokers' solicitations and any other inquiries regarding the proposed rental rate or from negotiating a sublease at a lesser rate of rent and consummating the same insofar as it may be permitted under the provisions of this
     Article 15;

          (I) if the proposed subtenant or assignee is an entity organized under the laws of any jurisdiction other than the United States or any state thereof, or is not a United States citizen, if an individual, such Person shall waive any immunity to which it may entitled, and shall be subject to the service of process in, and the jurisdiction of the courts of, the City and State of New York; and

          (J) in Landlord's reasonable judgment, the proposed assignee or subtenant shall not be of a type or character, or engaged in a business or activity, or owned or controlled by or identified with any entity, which may result in protests or civil disorders or commotions at, or other disruptions of the normal business activities in, the Building.

     (b) With respect to each and every subletting and/or assignment authorized by Landlord under the provisions of this Lease, it is further agreed that:

          (i) the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord and shall comply with the provisions of this Article;

          (ii) no sublease shall be for a term ending later than one day prior to the Expiration Date of this Lease;

          (iii) no subtenant shall take possession of any part of the Premises until an executed counterpart of such sublease has been delivered to Landlord and approved by Landlord as provided in Section 15.4(a);

          (iv) if an Event of Default shall occur at any time prior to the effective date of such assignment or subletting, then Landlord's consent thereto, if previously granted, shall be immediately deemed revoked without further notice to Tenant, and if such assignment or subletting would have been permitted without Landlord's consent pursuant to Section 15.8, such permission shall be void and without force and effect, and in either such case, any such assignment or subletting shall constitute a further Event of Default hereunder; and

          (v) each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, it being the intention of Landlord and Tenant that Tenant shall assume and be liable to Landlord for any and all acts and omissions of all subtenants and anyone claiming under or through any subtenants which, if performed or omitted by Tenant, would be a default under this Lease; and Tenant and each subtenant shall be deemed to have agreed that upon the occurrence and during the continuation of an Event of Default hereunder, Tenant has hereby assigned to Landlord, and Landlord may, at its option, accept such assignment of, all right, title and interest of Tenant as sublandlord under such sublease, together with all modifications, extensions and renewals thereof then in effect, and such subtenant shall, at Landlord's option and upon notice from Landlord, attorn to Landlord pursuant to the then executory provisions of this Lease other than the monetary terms of this Lease, which monetary terms shall be governed by the terms of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any counterclaim, offset or defense, which theretofore accrued to such subtenant against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord, or by any prepayment of more than one month's rent and additional rent under such sublease, (D) bound to return such subtenant's security deposit, if any, except to the extent that Landlord shall receive actual possession of such deposit and such subtenant shall be entitled to the return of all or any portion of such deposit under the terms of its sublease, or (E) obligated to make any payment to or on behalf of such subtenant, or to perform any work in the subleased space or the Building, or in any way to prepare the subleased space for occupancy, beyond Landlord's obligations under this Lease. The provisions of this
     Section 15.4(b)(v) shall be self-operative, and no further instrument shall be required to give effect to this provision, provided that the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment.

     Section 15.5 Binding on Tenant; Indemnification of Landlord. Notwithstanding any assignment or subletting or any acceptance of Rent by Landlord from any assignee or subtenant, Tenant shall remain fully liable for the payment of all Rent due and for the performance of all other terms, covenants and conditions contained in this Lease on Tenant's part to be observed and performed, and any default under any term, covenant or condition of this Lease by any subtenant or assignee or anyone claiming under or through any subtenant or assignee shall be deemed to be a default under this Lease by Tenant. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all Losses (as defined in Section 32.1(b)) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other Persons claiming a commission or similar compensation in connection with any proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under this Article 15.

     Section 15.6 Tenant's Failure to Complete. If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver to Landlord such assignment or sublease within 90 days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Sections 15.2 and 15.4 hereof before assigning this Lease or subletting all or part of the Premises.

     Section 15.7 Profits. If Tenant shall enter into any assignment or sublease permitted hereunder or consented to by Landlord, Tenant shall, within 60 days of Landlord's consent to such assignment or sublease, deliver to Landlord a complete list of Tenant's reasonable third-party advertising expenses, reasonable brokerage, legal and architectural fees, work allowances or costs of improvements performed by Tenant in connection with such assignment or sublease and reasonable rent concessions ("Tenant's Expenses") paid or to be paid in connection with such transaction, together with a list of all of Tenant's Property to be transferred to such assignee or sublessee. Tenant shall deliver to Landlord evidence of the payment of such fees promptly after the same are paid. In consideration of such assignment or subletting, Tenant shall pay to
Landlord:

                  (a) In the case of an assignment, on the effective date of the assignment, an amount equal to 50% of all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (including sums paid for the sale or rental of Tenant's Property, less, in the case of a sale thereof, the then unamortized cost thereof, determined on the basis of Tenant's federal income tax returns) after first deducting Tenant's Expenses in connection with such transaction; or

                  (b) In the case of a sublease, 50% of any consideration payable under the sublease to Tenant by the subtenant which exceeds on a per square foot basis the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (together with any sums paid for the sale or rental of Tenant's Property, less, in the case of the sale thereof, the then unamortized cost thereof, determined on the basis of Tenant's federal income tax returns) after first deducting Tenant's Expenses in connection with such transaction. The sums payable under this clause shall be paid by Tenant to Landlord as and when paid by the subtenant to Tenant.

     Section 15.8 (a) Transfers. If Tenant is a corporation, the transfer by one or more transfers, directly or indirectly, by operation of law or otherwise, of a majority of the stock of Tenant shall be deemed a voluntary assignment of this Lease; provided, however, that the provisions of this Article 15 shall not apply to the transfer of shares of stock of Tenant if and so long as Tenant is publicly traded on a nationally recognized stock exchange. For purposes of this
Section 15.8 the term "transfers" shall be deemed to include the issuance of new stock or of treasury stock which results in a majority of the stock of Tenant being held by a Person or Persons that do not hold a majority of the stock of Tenant on the date hereof. If Tenant is a partnership, the transfer by one or more transfers, directly or indirectly, by operation of law or otherwise, of a majority interest in the partnership or otherwise in violation of the provisions of Section 29.2 shall be deemed a voluntary assignment of this Lease. If Tenant is a limited liability company, trust, or any other legal entity (including a corporation or a partnership), the transfer by one or more transfers, directly or indirectly, of Control of such entity, however characterized, shall be deemed a voluntary assignment of this Lease. The provisions of Sections 15.1(a), 15.2, 15.3, 15.4(a) and 15.7 shall not apply to transactions with an entity into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred so long as (i) such transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease, (ii) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to ten times the annual Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment then payable pursuant to this Lease, and (iii) proof satisfactory to Landlord of such net worth is delivered to Landlord at least 10 days prior to the effective date of any such transaction. Tenant may also upon prior notice to, but without the consent, of Landlord permit any Person which Controls, is Controlled by, or is under common Control with the original Tenant named herein (a "Related Entity") to sublet all or part of the Premises for any Permitted Use for so long as such Person remains a Related Entity, provided the Related Entity is in Landlord's reasonable judgment of a character and engaged in a business which is in keeping with the standards for the Building and the occupancy thereof. Such sublease shall not be deemed to vest in any such Related Entity any right or interest in this Lease or the Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder.

                  (b)  Applicability.  The limitations set forth in this Section
15.8 shall apply to subtenant(s), assignee(s) and guarantor(s) of this Lease, if any, and any transfer by any such entity in violation of this Section 15.8 shall be a transfer in violation of Section 15.1.

                  (c) Modifications, Takeover Agreements. Any modification, amendment or extension of a sublease and/or any other agreement by which a landlord (or its affiliate) of a building other than the Building agrees to assume or perform the obligations of Tenant under this Lease shall be deemed a sublease for the purposes of Section 15.1 hereof.

     Section 15.9 Assumption of Obligations. Any assignment or transfer, whether made with Landlord's consent or without Landlord's consent, if and to the extent permitted hereunder, shall not be effective unless and until the assignee executes, acknowledges and delivers to Landlord (a) an agreement in form and substance satisfactory to Landlord whereby the assignee (i) assumes Tenant's obligations under this Lease and (ii) agrees that, notwithstanding such assignment or transfer, the provisions of Section 15.1 hereof shall be binding upon it in respect of all future assignments and transfers and (b) certificates or policies of insurance as required under Article 12.

     Section 15.10 Tenant's Liability. The joint and several liability of Tenant and any successors-in-interest of Tenant and the due performance of Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord, extending the time, or modifying any of the terms and provisions of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord, to enforce any of the terms and provisions of this Lease.

     Section 15.11 Listings in Building Directory. The listing of any name other than that of Tenant on the doors of the Premises, the Building directory or elsewhere shall not vest any right or interest in this Lease or in the Premises, nor be deemed to constitute Landlord's consent to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege revocable in Landlord's discretion by notice to Tenant.

     Section 15.12 Lease Disaffirmance or Rejection. If at any time after an assignment by Tenant named herein, this Lease is not affirmed or rejected in any proceeding of the types described in Sections 18.1(e) and (f) hereof or any similar proceeding, or upon a termination of this Lease due to any such proceeding, Tenant named herein, upon request of Landlord given within 30 days after such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Rent and other charges due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (b) as "tenant," enter into a new lease of the Premises with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, unless sooner terminated in accordance therewith, at the same Rent and upon the then executory terms, covenants and conditions contained in this Lease, except that (i) the rights of Tenant named herein under the new lease shall be subject to the possessory rights of any Persons claiming through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by Tenant named herein with due diligence, and (iii) such new lease shall require Tenant named herein to pay all Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant named herein defaults in its obligations to enter into such new lease for a period of 10 days after Landlord's request, then, in addition to all other rights and remedies by reason of default, either at law or in equity, Landlord shall have the same rights and remedies against Tenant named herein as if it had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant's default thereunder.


                                   ARTICLE 16

                                   ELECTRICITY

     Section 16.1 (a) Submetered Electricity. Landlord shall redistribute or furnish electricity to or for the use of Tenant in the Premises for the operation of Tenant's electrical systems and equipment in the Premises, at a level sufficient to accommodate a demand load of six (6) watts per usable square foot of office space in the Premises (exclusive of electricity required to operate the base-Building HVAC System). Tenant shall pay to Landlord, on demand from time to time, but not more than monthly, for its consumption of electricity at the Premises, as Additional Rent for such service from and after the Construction Period

Start Date, a sum equal to 107% of the product obtained by multiplying (x) the Cost Per Kilowatt Hour, by (y) the actual number of kilowatt hours of electric current consumed by Tenant in such billing period. Landlord shall install a meter or meters, at Landlord's expense, to measure Tenant's consumption of electricity in the Premises, which meters shall be maintained by Landlord. Where more than one meter measures Tenant's consumption of electricity in the Premises, the electricity measured by each meter shall be computed separately but billed together in accordance with the provisions set forth above. Bills for such amounts shall be rendered to Tenant at such times as Landlord may elect. The rate to be paid by Tenant for submetered electricity shall include any taxes or other charges in connection therewith. If any tax is imposed upon Landlord's receipts from the sale or resale of electricity to Tenant, Tenant shall reimburse Landlord for such tax, if and to the extent permitted by law. For any period during which such meter or meters are not installed or are not operational in the Premises, the monthly Fixed Rent shall be increased by an amount equal to the product of (A) $.2083, subject to adjustment for any increases in electric rates or taxes, and (B) the number of rentable square feet in the Premises.

     Section 16.2 Excess Electricity. Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the Building. Subject to Tenant's right to use the electric capacity set forth in
Section 16.1, Tenant shall not use any electrical equipment which, in Landlord's judgment, would exceed the capacity of the electrical equipment serving the Premises or interfere with the electrical service to other tenants of the Building. Tenant shall not make or perform, or permit the making or performance of, any Alterations to wiring installations or other electrical facilities in or serving the Premises or make any additions to the office equipment or other appliances in the Premises which utilize electrical energy (other than ordinary small office equipment) without the prior consent of Landlord, in each instance, in compliance with Article 5 of this Lease.

     Section 16.3 Service Disruption. Landlord shall not be liable in any way to Tenant for any failure, defect or interruption of, or change in the supply, character and/or quantity of electric service furnished to the Premises for any reason except if attributable to the negligence or willful misconduct of Landlord, nor shall there be any allowance to Tenant for a diminution of rental value, nor shall the same constitute an actual or constructive eviction of Tenant, in whole or in part, or relieve Tenant from any of its Lease obligations, and no liability shall arise on the part of Landlord by reason of inconvenience, annoyance or injury to business whether electricity is provided by public or private utility or by any electricity generation system owned and operated by Landlord. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises as a result of any such failure, defect or interruption of, or change in the supply, character and/or quantity of, electric service, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

     Section 16.4 Discontinuance of Service. Landlord reserves the right to discontinue furnishing electricity to Tenant in the Premises on not less than 30 days notice to Tenant, if Landlord discontinues furnishing electricity to tenants (including Tenant) leasing an aggregate of at least 50% of the rentable area of the Building, or is required to do so under applicable Requirements. If Landlord exercises such right, or is compelled to discontinue furnishing electricity to Tenant, this Lease shall continue in full force and effect and shall be unaffected thereby, except that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant hereunder. If Landlord so discontinues furnishing electricity, Tenant shall arrange to obtain electricity directly from any utility company or other electricity provider serving the Premises. Such electricity may be furnished to Tenant by means of the existing electrical facilities serving the Premises, at no charge by Landlord, to the extent available, suitable and safe for such purposes. All other equipment which may be required to obtain electricity of substantially the same quantity, quality and character shall be installed by Landlord at the sole cost and expense of (a) Landlord, if Landlord voluntarily discontinues such service, or (b) Tenant, if (i) Landlord is compelled to discontinue such service by the public utility or pursuant to applicable Requirements or (ii) if such discontinuance arises out of the acts of omissions of Tenant. Landlord shall not voluntarily discontinue furnishing electricity to Tenant until Tenant is able to receive electricity directly from the utility company or other company servicing the Building, unless the utility company or other company is not prepared to furnish electricity to the Premises on the date required as a result of Tenant's delay or negligence in arranging for service or Tenant's refusal to provide the utility company or other company with a deposit or other security requested by the utility company or other company or Tenant's refusal to take any other action requested by the utility company or other company.


                                   ARTICLE 17

                               ACCESS TO PREMISES

     Section 17.1 Landlord's Access. (a) Tenant shall permit Landlord, Landlord's agents, utility companies and other service providers servicing the Building to erect, use and maintain ducts, pipes and conduits in and through the Premises provided such use does not cause the usable area of the Premises to be reduced beyond an immaterial amount. Landlord shall promptly repair any damage to the Premises or Tenant's Property caused by any work performed pursuant to this Article. Any pipes, ducts, or conduits installed in or through the Premises pursuant to this Section 17.1 shall either be concealed behind, beneath or within then existing partitioning, columns, ceilings or floors located in the Premises, or completely furred at points immediately adjacent to existing partitioning columns or ceilings located in the Premises. Subject to the provisions of Article 4.4, Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of such work.

                  (b) Landlord, any Lessor or Mortgagee and any other party designated by Landlord and their respective agents shall have the right to enter the Premises at all reasonable times, upon reasonable notice (which notice may be oral) except in the case of emergency, (i) to examine the Premises, (ii) to show the Premises to prospective purchasers, Mortgagees or Lessors of the Building and their respective agents and representatives or others, and during the last 12 months of the Term to prospective lessees of premises in the Building and (iii) to make such repairs, alterations or additions to the Premises or the Building (A) as Landlord may deem necessary or appropriate, (B) which Landlord may elect to perform following Tenant's failure to perform, or
(C) to comply with any Requirements, and Landlord shall be allowed to take all material into the Premises that may be required for the performance of such work without the same constituting an actual or constructive eviction of Tenant in whole or in part and without any abatement of Rent. During any such entry into the Premises pursuant to this Section 17.1(b), Tenant shall have the right (unless such entry is necessitated by an emergency) to have a representative accompany the party entering the Premises but the failure to make such representative available shall not affect Landlord's right to enter the Premises as aforesaid.

                  (c) All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, including exterior Building walls, exterior core corridor walls, and doors and entrances (other than doors and entrances solely connecting areas within the Premises), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, risers, fan rooms, electrical and communication closets, stairways, mail chutes, conduits and other mechanical facilities, Building Systems and Building facilities are not part of the Premises, and Landlord shall have the use thereof and access thereto through the Premises for the purposes of Building operation, maintenance, alteration and repair.

     Section 17.2 Final 2 Months. If, during the last 2 months of the Term, Tenant removes all or substantially all of Tenant's Property from the Premises, Landlord may, upon prior notice (which notice may be oral) and at reasonable hours, renovate and/or redecorate the Premises, without abatement of any Rent or incurring any liability to Tenant. Such acts shall not be deemed an actual or constructive eviction and shall have no effect upon this Lease.

     Section 17.3 Alterations to Building. Landlord has the right at any time to
(a) change the name, number or designation by which the Building is commonly known, or (b) alter the Building to change the arrangement or location of entrances or passageways, concourses, plazas, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building without any such acts constituting an actual or constructive eviction and without incurring any liability to Tenant, so long as such changes do not deny Tenant access to the Premises. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the making of such changes or alterations, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.


                                   ARTICLE 18

                                     DEFAULT

     Section 18.1 Tenant's Defaults. Each of the following events shall be an "Event of Default" hereunder:

                  (a) Tenant fails to pay when due any installment of Fixed Rent or Additional Rent and such default continues for three Business Days after notice of such default is given to Tenant, except that if Landlord shall have given two such notices of default in the payment of any Rent in any consecutive twelve month period, Tenant shall not be entitled to any further notice of delinquency in the payment of any Rent or an extended period in which to make payment until such time as twelve consecutive months shall have elapsed without Tenant having failed to make any such payment when due, and the occurrence of any default in the payment of any Rent within such twelve month period after the giving of two such notices shall constitute an Event of Default; or

                  (b) Tenant defaults in the observance or performance of any other term, covenant or condition of this Lease to be observed or performed by Tenant and such default continues for more than 30 days after notice by Landlord to Tenant of such default; or if such default is of such a nature that it can be remedied but cannot be completely remedied within 30 days, Tenant fails to commence to remedy such default within 30 days after such notice or, with respect to any such default, Tenant, having commenced such remedy within 30 days after such notice, fails to diligently prosecute to completion all steps necessary to remedy such default; or

                  (c) Tenant's interest in this Lease shall devolve upon or pass to any Person, whether by operation of law or otherwise, in violation of Article 15; or

                  (d) Tenant admits in writing its inability to, pay its debts as they become due; or

                  (e) Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or makes an assignment for the benefit of creditors or seeks or consents to or acquiesces in the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property; or

                  (f) if, within 90 days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within 90 days after the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any lien, execution or attachment or other similar filing shall be made or issued against Tenant or any of Tenant's property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant; or

                  (g) if Landlord applies or retains any part of the Security Deposit, and Tenant fails to deposit with Landlord the amount so applied or retained by Landlord, or to provide Landlord with a replacement Letter of Credit (as defined in Section 35.2), if applicable, within 5 Business Days after notice by Landlord to Tenant stating the amount applied or retained.

Upon the occurrence of any one or more of such Events of Default, Landlord may, at its sole option, give to Tenant three days' notice of cancellation of this Lease, in which event this Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of such three day period with the same force and effect as if the date set forth in the notice was the Expiration Date stated herein; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in Article 19 hereof.

     Section 18.2 Tenant's Liability. If, at any time, (a) Tenant shall be comprised of two or more persons, (b) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (c) Tenant's interest in this Lease shall have been assigned, the word "Tenant," as used in
Section 18.1 (d), (e) and (f), shall be deemed to mean any one or more of the Persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in this Article shall be deemed paid as compensation for the use and occupancy of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under this Lease.

                                   ARTICLE 19

                              REMEDIES AND DAMAGES

     Section 19.1 (a) Landlord's Remedies. If any Event of Default occurs, and this Lease and the Term terminates as provided in Article 18:

               (i) Surrender of Possession. Tenant shall quit and surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such Event of Default, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by force (to the extent permitted by law) or otherwise in accordance with applicable legal proceedings (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other Persons from the Premises and remove any and all of their property from the Premises.

               (ii) Landlord's Reletting. Landlord, at Landlord's option, may relet all or any part of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for any term ending before, on or after the Expiration Date, at such rental and upon such other conditions (which may include concessions and free rent periods) as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to and shall not be liable for refusal or failure to relet or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting; and no such refusal or failure shall relieve Tenant of, or otherwise affect, any liability under this Lease. Landlord, at Landlord's option, may make such alterations, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

          (b) Tenant's Waiver. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, hereby waives all rights which Tenant and all such Persons might otherwise have under any Requirement (i) to the service of any notice of intention to re-enter or to institute legal proceedings, (ii) to redeem, or to re-enter or repossess the Premises, or (iii) to restore the operation of this Lease, after (A) Tenant shall have been dispossessed or ejected by judgment or by warrant of any court or judge, (B) any re-entry by Landlord, or (C) any expiration or early termination of the term of this Lease, whether such dispossession, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter," "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

          (c) Other Remedies. Upon the breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies set forth above are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

     Section 19.2 (a) Landlord's Damages. If this Lease and the Term expire and come to an end as provided in Article 18, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in Section 19.1, then, in any of such events:

               (i) Tenant shall pay to Landlord all Rent payable under this Lease by Tenant to Landlord up to the Expiration Date or to the date of re-entry upon the Premises by Landlord, as the case may be;

               (ii) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as prepaid Rent, the Security Deposit or otherwise, and to draw upon any Letter of Credit or other security deposited by Tenant hereunder and retain the proceeds thereof, which monies, to the extent not otherwise applied to amounts due and owing to Landlord, shall be credited by Landlord against any damages payable by Tenant to Landlord;

               (iii) Tenant shall pay to Landlord, in monthly installments, on the days specified in this Lease for payment of installments of Fixed Rent, any Deficiency; it being understood that Landlord shall be entitled to recover the Deficiency from Tenant each month as the same shall arise, and no suit to collect the amount of the Deficiency for any month, shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

               (iv) whether or not Landlord shall have collected any monthly Deficiency, Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency and as liquidated and agreed final damages, a sum equal to the amount by which the Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming Additional Rent during such period to be the same as had been payable for the year immediately preceding such termination or re-entry, increased in each succeeding year by 4% (on a compounded basis)) exceeds the then fair and reasonable rental value of the Premises, for the same period (with both amounts being discounted to present value at a rate of interest equal to 2% below the then Base Rate) less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of Section 19.2(a)(iii) for the same period. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

          (b) Reletting. If the Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Section 19.2. Tenant shall not be entitled to any rents collected or payable under any reletting, whether or not such rents exceed the Fixed Rent reserved in this Lease. Nothing contained in Articles 18 or 19 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages under applicable Requirements, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this Section 19.2.

     Section 19.3 Default Interest; Other Rights of Landlord. Any damages payable under this Lease and not paid when due shall bear interest at the Interest Rate from the due date until paid, and the interest shall be deemed Additional Rent. If Tenant fails to pay any Additional Rent when due, Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of a default by Tenant in the payment of Fixed Rent. If Tenant is in arrears in the payment of Rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to any items Landlord sees fit, regardless of any request by Tenant. Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to Tenant any overtime Building services or labor, materials or other property or services for which Tenant is obligated to pay a separate charge under this Lease (excluding electricity and water), in the event that (but only for so long as) Tenant is in arrears in paying Landlord for such items for more than five (5) days after notice from Landlord to Tenant demanding the payment of such arrears.


                                   ARTICLE 20

                   LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES

     If Tenant defaults in the performance of its obligations under this Lease, Landlord, without thereby waiving such default, may perform such obligation for the account and at the expense of Tenant: (a) immediately or at any time thereafter, and without notice, in the case of emergency or in the case the default (i) materially interferes with the use by any other tenant of any space in the Building, (ii) materially interferes with the efficient operation of the Building, (iii) will result in a violation of any Requirement, (iv) will result in a cancellation of any insurance policy maintained by Landlord, or (v) will result in a breach of or default under any Superior Lease or Mortgage, and (b) in any other case if such default continues after 10 days from the date Landlord gives notice of Landlord's intention so to perform the defaulted obligation. All costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and all costs and expenses, including reasonable counsel fees and disbursements, incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord on demand, with interest thereon at the Interest Rate from the date incurred by Landlord. Except as expressly provided to the contrary in this Lease, all costs and expenses which, pursuant to this Lease (including the Rules and Regulations) are incurred by Landlord and payable to Landlord by Tenant, and all charges, amounts and sums payable to Landlord by Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of Tenant, are provided, furnished or rendered by Landlord, shall become due and payable by Tenant to Landlord in accordance with the terms of the bills rendered by Landlord to Tenant.


                                   ARTICLE 21

               NO REPRESENTATIONS BY LANDLORD: LANDLORD'S APPROVAL

     Section 21.1 No Representations. Except as expressly set forth herein, Landlord and Landlord's agents have made no warranties, representations, statements or promises with respect to (i) the rentable and usable areas of the Premises or the Building, (ii) the amount of any current or future Operating Expenses or Taxes, (iii) the compliance with applicable Requirements of the Premises or the Building, or (iv) the suitability of the Premises for any particular use or purpose. No rights, easements or licenses are acquired by Tenant under this Lease by implication or otherwise. Tenant is entering into this Lease after full investigation and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

     Section 21.2 Consents; Approvals. All consents or approvals of Landlord may be granted or withheld in Landlord's sole discretion unless specifically provided to the contrary in this Lease.

     Section 21.3 No Money Damages. Wherever in this Lease Landlord's consent or approval is required, if Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, Tenant shall not make, and Tenant hereby waives, any claim for money damages (including any claim by way of set-off, counterclaim or defense) based upon Tenant's claim or assertion that Landlord unreasonably withheld or delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce such provision, by specific performance, injunction or declaratory judgment. In no event shall Landlord be liable for, and Tenant, on behalf of itself and all other Tenant Parties, hereby waives any claim for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Lease, even if due to the gross negligence or willful misconduct of Landlord or its agents or employees. Notwithstanding anything contained in this Section 21.3 to the contrary, Tenant shall have the right to submit to arbitration in accordance with Article 39 hereof any dispute in respect of whether Landlord has unreasonably withheld any consent or approval to any Alteration pursuant to Section 5.1 or any assignment or subletting pursuant to Section 15.5 requested by Tenant hereunder which Landlord agreed not to unreasonably withhold hereunder, and Tenant's sole remedy in all such circumstances shall be that, upon the decision of the arbitrator that consent was unreasonably withheld, the requested consent or approval shall be deemed to have been granted as provided above without any further proceedings or any action being required.


                                   ARTICLE 22

                                   END OF TERM

     Section 22.1 Expiration. Upon the expiration or other termination of this Lease, Tenant shall quit and surrender the Premises to Landlord, vacant, broom clean and in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant shall remove all of Tenant's Property and Tenant's Alterations as may be required pursuant to Article 5 of this Lease. The foregoing obligation shall survive the expiration or sooner termination of the Term. If the last day of the Term or any renewal thereof falls on Saturday or Sunday, this Lease shall expire on the immediately preceding Business Day.

     Section 22.2 Holdover Rent. Landlord and Tenant recognize that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises may be substantial, may exceed the amount of the Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord on or before the Expiration Date or sooner termination of the Term, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall (a) pay to Landlord for each month (or any portion thereof) during which Tenant holds over in the Premises after the Expiration Date or sooner termination of the Term, a sum equal to the greater of (i) one and one-half times the Fixed Rent plus one and one-half times Tenant's Tax Payment plus one and one-half times Tenant's Operating Payment payable under this Lease for each day of the last full calendar month of the Term in the case of the first 30 days of any holdover and two times the Fixed Rent plus two times Tenant's Tax Payment plus two times Tenant's Operating Payment payable under this Lease for each day of the last full calendar month of the Term in the case of each day thereafter or (ii) one and one-half times the fair market rental value of the Premises for such day (as reasonably determined by Landlord), (b) after notice from Landlord that Landlord has entered into an occupancy agreement with a tenant for the Premises (or a portion thereof) be liable to Landlord for (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant, and
(ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by Tenant, and (c) indemnify Landlord against all claims for damages by any New Tenant. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article 22. All of Tenant's obligations under this Article shall survive the expiration or earlier termination of the Term of this Lease.

     Section 22.3 Waiver of Stay. Tenant expressly waives, for itself and for any Person claiming through or under Tenant, any rights which Tenant or any such Person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article 22.


                                   ARTICLE 23

                                 QUIET ENJOYMENT

     Provided this Lease is in full force and effect and no Event of Default then exists, Tenant may peaceably and quietly enjoy the Premises without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the terms and conditions of this Lease and to all Superior Leases and Mortgages.


                                   ARTICLE 24

                             NO SURRENDER; NO WAIVER

     Section 24.1 No Surrender or Release. No act or thing done by Landlord or Landlord's agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing and is signed by Landlord, and any such waiver shall be effective only for the specific purpose and in the specific instance in which given. If Tenant at any time desires to have Landlord sublet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive Tenant's keys to the Premises for such purpose without releasing Tenant from any of the obligations under this

Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting.

     Section 24.2 No Waiver. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations, shall not be construed as a waiver or relinquishment of the future performance of such obligations of this Lease or the Rules and Regulations, or of the right to exercise such election but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of any Rent payable pursuant to this Lease or any other sums with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Fixed Rent or Additional Rent herein stipulated shall be deemed to be other than a payment on account of the earliest stipulated Fixed Rent or Additional Rent, or as Landlord may elect to apply such payment, nor shall any endorsement or acceptance of any check or other payment in the face of a statement on such check or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Fixed Rent or Additional Rent or pursue any other remedy provided in this Lease. The existence of a right of renewal or extension of this Lease, or the exercise of such right, shall not limit Landlord's right to terminate this Lease in accordance with the terms hereof.


                                   ARTICLE 25

                             WAIVER OF TRIAL BY JURY

     LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS IN ANY WAY ARISING OUT OF OR CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY REQUIREMENT. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of any nature or description in any such proceeding (unless failure to impose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.

                                   ARTICLE 26

                              INABILITY TO PERFORM

     This Lease and the obligation of Tenant to pay Rent and to perform all of the other covenants and agreements of Tenant hereunder shall not be affected, impaired or excused by any Unavoidable Delays. Landlord shall use reasonable efforts to promptly notify Tenant of any Unavoidable Delay which prevents Landlord from fulfilling any of its obligations under this Lease.


                                   ARTICLE 27

                                     NOTICES

     Except as otherwise expressly provided in this Lease, consents, notices, demands, requests, approval or other communications given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (provided a signed receipt is obtained) or if sent by registered or certified mail (return receipt requested) or by a nationally recognized overnight delivery service making receipted deliveries, addressed as follows:

          if to Tenant, (a) at Tenant's address set forth on the first page of this Lease, Attn: Craig Flechsig if given prior to Tenant's taking possession of the Premises for the conduct of business, or (b) at the Premises, Attn: Craig Flechsig if mailed subsequent to Tenant's taking possession of the Premises for the conduct of its business with copies of all default notices to: Wilson, Sosini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, Attn.: Norman Cruz, Esq., or

          if to Landlord, at Landlord's address set forth on the first page of this Lease, Attn: Chief Financial Officer, and with copies to (a) Tishman Speyer Properties L.P., 520 Madison Avenue, New York, New York 10022 Attn:
     Property Manager - 666 Third Avenue, (b) Tishman Speyer Properties L.P., 520 Madison Avenue, New York, New York 10022, Attn: General Counsel, and
     (c) any Mortgagee or Lessor which shall have requested copies of notices, by notice given to Tenant in accordance with the provisions of this Article 27 at the address designated by such Mortgagee or Lessor;

or to such other address(es) as either Landlord or Tenant or any Mortgagee or Lessor may designate as its new address(es) for such purpose by notice given to the other in accordance with the provisions of this Article 27. Any such approval, consent, notice, demand, request or other communication shall be deemed to have been given on the date of receipted delivery or refusal to accept delivery as provided in this Article 27 or the date delivery is first attempted but cannot be made due to a change of address of which no notice was given.


                                   ARTICLE 28

                              RULES AND REGULATIONS

     Tenant and all Tenant Parties shall observe and comply with the Rules and Regulations, as supplemented or amended from time to time, provided, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations as originally promulgated or as supplemented or amended from time to time, the provisions of this Lease shall control. Landlord reserves the right, from time to time, to adopt additional reasonable Rules and Regulations and to reasonably amend the Rules and Regulations then in effect. Nothing contained in this Lease shall impose upon Landlord any obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease against any other Building tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant, its employees, agents, visitors or licensees, except that Landlord shall not enforce any Rule or Regulation against Tenant in a discriminatory fashion.


                                   ARTICLE 29

                               PARTNERSHIP TENANT

     Section 29.1 Partnership Tenant. If Tenant, or a permitted assignee of this Lease pursuant to Article 15 hereof, is a partnership, or is comprised of two or more Persons, individually or as partners of a partnership (any such partnership and such Persons are referred to in this Article as "Partnership Tenant"), the following shall apply: (a) the liability of each of the general partners (excluding Persons solely holding interests as limited partners), each of the partners in a limited liability partnership or Persons comprising Partnership Tenant (the "Partners") shall be joint and several; (b) each of the Partners hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed by Partnership Tenant or any of the Partners, which shall modify, extend or discharge this Lease, in whole or in part, or surrender all or any part of the Premises to Landlord; (c) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the Partners shall be binding upon Partnership Tenant and all of the Partners; (d) if Partnership Tenant shall admit new Partners, all new Partners shall, by their admission to Partnership
Tenant, be deemed to have assumed joint and several liability for the performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed; (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any new Partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form and substance satisfactory to Landlord, wherein each new Partner shall assume joint and several liability for the performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any new Partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of this Section 29.1(e)); and
(f) no change in the Partners of Partnership Tenant resulting from the admission of a new Partner, or the death, retirement or withdrawal of a Partner shall release Partnership Tenant or any Partner or former Partner from their obligations under this Lease.

     Section 29.2 Change of Partners. If Tenant is a Partnership Tenant, (a) the admission of new Partners, the withdrawal (in the ordinary course of business), retirement, death, incompetency or bankruptcy of any Partner, or the reallocation of partnership interests among the Partners shall constitute an assignment of this Lease unless Partners holding in the aggregate not less than 80% of the partnership interests in Partnership Tenant immediately prior to such event remain as Partners holding not less than 80% of the partnership interests in Partnership Tenant during the 12-month period immediately following such event (i.e., the transfer, by any of the foregoing means, of more than 20% of the partnership interests in Partnership Tenant in any consecutive 12-month period shall constitute an assignment of this Lease subject to the provisions of
Article  15),  and  (b)  the   reorganization  of  Partnership   Tenant  into  a
professional corporation or a limited liability partnership, or the reorganization of Tenant from a professional corporation or a limited liability partnership into a partnership, shall constitute an assignment of this Lease unless immediately following such reorganization the Partners or shareholders, as the case may be, of Tenant shall be the same as those existing immediately prior to such reorganization, and shall acknowledge in writing to Landlord that they remain fully liable, jointly and severally, under this Lease as provided in this Article 29. If Tenant shall become a professional corporation, each individual shareholder, shareholder-employee, new individual shareholder and new shareholder-employee of any professional corporation which is a shareholder in Tenant shall have the same personal liability (if any) as such individual or shareholder-employee would have under this Lease if Tenant were a partnership and such individual or shareholder-employee were a Partner or admitted as a new Partner. If any individual Partner in Tenant is or becomes a shareholder-employee of a professional corporation, such individual shall have the same personal liability under this Lease as such individual would have if he and not the professional corporation were a Partner of Tenant. If Tenant shall become a limited liability partnership, (i) each Partner therein shall continue to have the same personal liability as such Partner had under this Lease prior to Tenant becoming a limited liability partnership, and (ii) each new partner admitted to such limited liability partnership shall be bound by the provisions of Section 29.1, and shall execute and deliver to Landlord the assumption agreement required pursuant to Section 29.1(e) hereof.

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

                                   ARTICLE 30

                                   VAULT SPACE

     Notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan, no vaults, vault space or other space outside the boundaries of the Real Property are included in the Premises. Landlord makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license. If any such license shall be revoked, or if the amount of such space shall be diminished as required by any Governmental Authority or by any public utility company, such revocation, diminution or requisition shall not (i) constitute an actual or constructive eviction, in whole or in part, (ii) entitle Tenant to any abatement or diminution of Rent,
(iii) relieve Tenant from any of its obligations under this Lease, or (iv) impose any liability upon Landlord. Any fee, tax or charge imposed by any Governmental Authority for any such vaults, vault space or other space occupied by Tenant shall be paid by Tenant.


                                   ARTICLE 31

                                     BROKER

     Section 31.1 Broker Representations. Landlord has retained Landlord's Agent as leasing agent in connection with this Lease and Landlord shall be solely responsible for any fee that may be payable to Landlord's Agent and the Broker pursuant to separate agreements. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Lease other than Landlord's Agent and the Broker and that to the best of its knowledge and belief, no other broker, finder or like entity procured or negotiated this Lease or is entitled to any fee or commission in connection herewith. The execution and delivery of this Lease by each party shall be conclusive evidence that each party has relied upon the foregoing representations and warranties.

     Section 31.2 Indemnity. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all Losses which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Landlord's Agent and the Broker with respect to Tenant's indemnity to Landlord) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Lease, and/or the above representation being false. The provisions of this Article 31 shall survive the expiration or earlier termination of the Term of this Lease.

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                                   ARTICLE 32

                                    INDEMNITY

     Section 32.1 (a) Tenant's Indemnity. Tenant shall not do or permit to be done any act or thing upon the Premises or the Building which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of law or of any Requirement, and shall exercise such control over the Premises as to fully protect the Indemnitees against any such liability. Subject to the provisions of
Section 12.2, Tenant shall indemnify, defend, protect and hold harmless each of the Indemnitees from and against any and all Losses (as defined in subsection
(b) hereof), resulting from any claims (i) against Indemnitees arising from any act, omission or negligence of any Tenant Party, (ii) except to the extent such Losses arise out of the gross negligence or willful misconduct of Landlord or its agents, employees or contractors, against the Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term or during the period of time, if any, prior to the commencement or following the expiration of the Term that any Tenant Party may have been given access to any portion of the Premises for the purpose of performing work or otherwise, in or about the Premises, and (iii) against the Indemnitees resulting from any breach, violation or nonperformance of any covenant, condition or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed and performed.

                  (b) Indemnity Inclusions. As used in this Lease, the term "Losses" means any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof, and including all costs of repairing any damage to the Premises or the Building or the appurtenances of any of the foregoing to which a particular indemnity and hold harmless agreement applies.

                  (c) Landlord's Indemnity. Subject to the provisions of Section 12.2, Landlord shall indemnify, defend and hold harmless Tenant from and against all Losses incurred by Tenant arising from any accident, injury or damage whatsoever caused to any person or the property of any person in or about the common or public areas of the Building (specifically excluding the Premises) to the extent attributable to the gross negligence or willful misconduct of Landlord or its agents, employees or contractors.

     Section 32.2 Defense and Settlement. If any claim, action or proceeding is made or brought against any indemnified party, then, upon demand by the indemnified party, the indemnifying party, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the indemnified party's name (if necessary) by attorneys approved by the indemnified party, which approval shall not be unreasonably withheld. Attorneys for Tenant's insurer shall hereby be deemed approved for purposes of this Section 32.2.

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


Notwithstanding the foregoing, the indemnified party may retain its own attorneys to participate or assist in defending any claim, action or proceeding involving potential liability of $10,000,000 or more, provided that the indemnifying party shall control the defense and the indemnifying party shall pay the reasonable fees and disbursements of such attorneys. Notwithstanding anything herein contained to the contrary, the indemnifying party may direct the indemnified party to settle any claim, suit or other proceeding provided that
(a) such settlement shall involve no obligation on the part of the indemnified party other than the payment of money, (b) any payments to be made pursuant to such settlement shall be paid in full exclusively by the indemnifying party at the time such settlement is reached, (c) such settlement shall not require the indemnified party to admit any liability, and (d) the indemnified party shall have received an unconditional release from the other parties to such claim, suit or other proceeding. The provisions of this Article 32 shall survive the expiration or earlier termination of this Lease.


                                   ARTICLE 33

                          ADJACENT EXCAVATION; SHORING

     If an excavation shall be made, or shall be authorized to be made, upon land adjacent to the Real Property, Tenant shall, upon notice, afford to the person causing or authorized to cause such excavation license to enter upon the Premises for the purpose of doing such work as such person shall deem necessary to preserve the wall of the Building from injury or damage and to support the same by proper foundations. In connection with such license, Tenant shall have no right to claim any damages or indemnity against Landlord, or diminution or abatement of Rent, provided that Tenant shall continue to have access to the Premises.


                                   ARTICLE 34

                         TAX STATUS OF BENEFICIAL OWNERS

     Tenant recognizes and acknowledges that Landlord and/or certain beneficial owners of Landlord may from time to time qualify as real estate investment trusts pursuant to Sections 856 et seq. of the Code or as entities described in
Section  511(a)(2) of the Code,  and that  avoiding (a) the loss of such status,
(b) the receipt of any income derived under any provision of this Lease that does not constitute "rents from real property" (in the case of real estate investment trusts) or that constitutes "unrelated business taxable income" (in the case of entities described in Section 511(a)(2) of the Code), and (c) the imposition of penalty or similar taxes (each an "Adverse Event") is of material concern to Landlord and such beneficial owners and Tenant's agreement herein contained regarding the avoidance of an Adverse Event as a material inducement to Landlord entering into this Lease. In the event

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

that this Lease or any document contemplated hereby could, in the opinion of counsel to Landlord, result in or cause an Adverse Event, Tenant agrees to reasonably cooperate with Landlord in amending or modifying this Lease or such documents and shall at the request of Landlord, and at Landlord's reasonable expense, execute and deliver such documents reasonably required to effect such amendment or modification. Any amendment or modification pursuant to this
Article 34 shall be structured so that the economic results to Landlord and Tenant shall be substantially similar to those set forth in this Lease without regard to such amendment or modification and shall not increase Tenant's monetary obligations hereunder at all or, other than to a de minimis extent, increase Tenant's other obligations hereunder or adversely affect the rights of Tenant hereunder. Without limiting any of Landlord's other rights under this
Article 34, Landlord may waive the receipt of any amount payable to Landlord hereunder and such waiver shall constitute an amendment or modification of this Lease with respect to such payment.


                                   ARTICLE 35

                                SECURITY DEPOSIT

     Section 35.1 Security Deposit. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease in cash as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease, including the surrender of possession of the Premises to Landlord as herein provided.

     Section 35.2 Letter of Credit. In lieu of a cash deposit, Tenant may deliver the Security Deposit to Landlord in the form of a clean, irrevocable, non-documentary and unconditional letter of credit in the amount of the Security Deposit (the "Letter of Credit") issued by and drawable upon any commercial bank, trust company, national banking association or savings and loan association with offices for banking purposes in the City of New York (the
"Issuing Bank"), which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's Investors Service and "AA" or better by Standard & Poor's Rating Service, and has combined capital, surplus and undivided profits of not less than $500,000,000. The Letter of Credit shall (a) name Landlord as beneficiary, (b) be in the amount of the Security Deposit, (c) have a term of not less than one year, (d) permit multiple drawings, (e) be fully transferable by Landlord without the payment of any fees or charges by Landlord, and (f) otherwise be in form and content reasonably satisfactory to Landlord. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year

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

each thereafter during the Term through the date that is at least 60 days after the Expiration Date, unless the Issuing Bank sends a notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than 45 days next preceding the then expiration date of the Letter of Credit stating that the Issuing Bank has elected not to renew the Letter of Credit. Landlord shall have the right, upon receipt of the Non-Renewal Notice, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Article. The Letter of Credit shall state that drafts drawn under and in compliance with the terms of the Letter of Credit will be duly honored upon presentation to the Issuing Bank at an office in Manhattan. The Letter of Credit shall be subject in all respects to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500.

     Section 35.3 Application of Security. Upon the occurrence of an Event of Default, Landlord may apply or retain the whole or any part of the cash Security Deposit or may notify the Issuing Bank and thereupon receive all or a portion of the Security Deposit represented by the Letter of Credit and use, apply, or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any Fixed Rent or any other sum as to which Tenant is in default including (a) any sum which Landlord may expend or may be required to expend by reason of Tenant's default, and/or (b) any damages or Deficiency to which Landlord is entitled pursuant to this Lease or applicable Requirements, whether such damages or Deficiency accrues before or after summary proceedings or other reentry by Landlord. If Landlord applies or retains any part of the Security Deposit, Tenant, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full Security Deposit on hand at all times during the Term. If Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, the Security Deposit (or so much thereof as remains) shall be returned to Tenant after the Expiration Date and after delivery of possession of the Premises to Landlord in the manner required by this Lease. Tenant expressly agrees that Tenant shall have no right to apply any portion of the Security Deposit against any of Tenant's obligations to pay Rent hereunder.

     Section 35.4 Transfer. Upon a sale of the Real Property or the Building or a leasing of the Building, or any financing of Landlord's interest therein, Landlord shall have the right to transfer the cash Security Deposit or the Letter of Credit, as applicable, to the vendee, lessee or lender. With respect to the Letter of Credit, within five days after notice of such sale, leasing or financing, Tenant, at its sole cost, shall arrange for the transfer of the Letter of Credit to the new landlord or the lender, as designated by Landlord in the foregoing notice or have the Letter of Credit reissued in the name of the new landlord or the lender. Tenant shall look solely to the new landlord or lender for the return of such cash Security Deposit or Letter of Credit and the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the cash Security Deposit or Letter of Credit and neither Landlord nor its

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

successors or assigns shall be bound by any such action or attempted assignment, or encumbrance.


                                   ARTICLE 36

                                  MISCELLANEOUS

     Section 36.1 Delivery. This Lease shall not be binding upon Landlord or Tenant unless and until Landlord and Tenant shall have executed and delivered a fully executed copy of this Lease to the other party.

     Section 36.2 Transfer of Real Property. Landlord's obligations under this Lease shall not be binding upon the Landlord named herein after the sale, conveyance, assignment or transfer or lease of Landlord's interest (collectively a "Transfer") by Landlord (or upon any subsequent landlord after the Transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, and in the event of any such Transfer, Landlord (and any such subsequent landlord) shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder, and the transferee of Landlord's interest (or that of such subsequent landlord) in the Building or the Real Property, as the case may be, shall, except as otherwise provided below, be deemed to have assumed all obligations under this Lease. Notwithstanding the foregoing, such transferee may elect not to, or fail to, assume Landlord's obligations under this Lease arising prior to the transfer, in which event the transferring Landlord shall remain liable for covenants, and obligations of Landlord hereunder arising prior to such sale, conveyance, assignment or transfer while such transferring Landlord owned the Building or the Real Property, as the case may be, but only to the extent of the net undistributed proceeds from such sale, conveyance, assignment or transfer.

     Section 36.3 Limitation on Liability. The liability of Landlord for Landlord's obligations under this Lease shall be limited to Landlord's interest from time to time in the Real Property (and the net unapplied and undistributed sales, condemnation and insurance proceeds thereof) and Tenant shall not look to any other property or assets of Landlord or the property or assets of any Indemnitees in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations; and none of the Indemnitees shall be personally liable for the performance of Landlord's obligations under this Lease.

     Section 36.4 Rent. Notwithstanding anything to the contrary contained in this Lease, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Fixed Rent, Tenant's Tax Payment, Tenant's Operating Payment, Additional Rent or Rent, shall constitute rent for the purposes of Section 502(b)(6) of the United States Bankruptcy Code and other Requirements.

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


     Section 36.5 Entire Agreement. This Lease (including any Schedules and Exhibits referred to herein and all supplementary agreements provided for herein) contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. All of the Schedules and Exhibits attached hereto are incorporated in and made a part of this Lease, provided that in the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the Schedules and Exhibits hereto, the terms and provisions of this Lease shall control. All Article and Section references set forth herein shall, unless the context otherwise requires, be deemed references to the Articles and Sections of this Lease.

     Section 36.6 Governing Law. This Lease shall be governed in all respects by the laws of the State of New York.

     Section 36.7 Unenforceability. If any provision of this Lease, or its application to any Person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such provision to any other Person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

     Section 36.8 Consent to Jurisdiction. (a) Except as expressly provided to the contrary in this Lease, Tenant agrees that all disputes arising, directly or indirectly, out of or relating to this Lease, and all actions to enforce this Lease, shall be dealt with and adjudicated in the state courts of the State of New York or the federal courts for the Southern District of New York; and for that purpose Tenant expressly and irrevocably submits itself to the jurisdiction of such courts. Tenant agrees that so far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Lease, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon it in any such court. Tenant further agrees that judgment against it in any such action or proceeding shall be conclusive and, to the extent permitted by applicable law, may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its indebtedness.

                  (b) To the extent that Tenant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Tenant irrevocably waives such immunity in respect of its obligations under this Lease.

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

     Section 36.9 Landlord's Agent. Unless Landlord shall render written notice to Tenant to the contrary, Tishman Speyer Properties, L.P. is authorized to act as Landlord's agent in connection with the performance of this Lease, and Tenant shall direct all correspondence and requests to, and shall be entitled to rely upon correspondence received from, Tishman Speyer Properties, L.P., as agent for the Landlord in accordance with Article 27. Tenant acknowledges that Tishman Speyer Properties, L.P. is acting solely as agent for Landlord in connection with the foregoing; and neither Tishman Speyer Properties, L.P. nor any of its direct or indirect partners, officers, shareholders, directors, employees, principals, agents or representatives shall have any liability to Tenant in connection with the performance of this Lease, and Tenant waives any and all claims against any and all of such parties arising out of, or in any way connected with, this Lease, the Building or the Real Property.

     Section 36.10 Estoppels. (a) Within 10 days following request from Landlord, any Mortgagee or any Lessor, Tenant shall deliver to Landlord a written statement executed and acknowledged by Tenant, in form satisfactory to Landlord, (i) stating the Construction Period Start Date, the Rent Commencement Date and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment then payable, (iii) stating whether or not, to the best of Tenant's knowledge, Landlord is in default under this Lease, and, if Tenant asserts that Landlord is in default, setting forth the specific nature of any such defaults, (iv) stating whether Landlord has failed to complete any work required to be performed by Landlord under this Lease, (v) stating whether there are any sums payable to Tenant by Landlord under this Lease, (vi) stating the amount of the Security Deposit, if any, under this Lease, (vii) stating whether there are any subleases or assignments affecting the Premises, (viii) stating the address of Tenant to which all notices and communications under the Lease shall be sent, and (ix) responding to any other matters reasonably requested by Landlord, such Mortgagee or such Lessor. Tenant acknowledges that any statement delivered pursuant to this
Section 36.10(a) may be relied upon by any purchaser or owner of the Real Property or the Building, or all or any portion of Landlord's interest in the Real Property or the Building or any Superior Lease, or by any Mortgagee, or assignee thereof or by any Lessor, or assignee thereof.

                  (b) From time to time, within 10 days following a request by Tenant, Landlord shall deliver to Tenant a written statement executed and acknowledged by Landlord, in form reasonably acceptable to Tenant and Landlord,
(i) stating the Construction Period Start Date, the Rent Commencement Date and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or, if modified, setting forth all modifications), (ii) setting forth the date to which the Fixed Rent and all Additional Rent have been paid, together with the amount of monthly Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment then payable, and (iii) stating whether or not, to Landlord's knowledge, Tenant is in default under this Lease, and, if Landlord asserts that Tenant is in

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

default, setting forth the specific nature of all such defaults. Landlord acknowledges that any statement delivered pursuant to this Section 36.10(b) may be relied upon by any prospective or actual sublessee of the Premises or assignee of this Lease, or permitted transferee of or successor to Tenant.

     Section 36.11 Certain Rules of Interpretation. For purposes of this Lease, whenever the words "include", "includes", or "including" are used, they shall be deemed to be followed by the words "without limitation" and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Lease shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question.

     Section 36.12 Captions. The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

     Section 36.13 Parties Bound. The terms, covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, to their respective legal representatives, successors, and assigns.

     Section 36.14 Directory. The lobby at present contains a directory panel wherein Tenant and others permitted to occupy the Premises shall be listed with a capacity for up to 40 listings. If Landlord shall install a computerized directory in the lobby wherein the Building's tenants shall be listed, Tenant shall be entitled to the greater of (a) 40 listings and (b) such proportion of such listings as Agreed Area of Premises is to the rentable square foot area of the Building. From time to time, but not more frequently than once every 3 months, Landlord shall change the directory panel or, if applicable, reprogram the computerized directory to reflect such changes in the listings therein as Tenant shall request. Tenant shall pay Landlord's customary charge, if any, from time to time in effect for making any such change in listings.

     Section 36.15 Counterparts. This Lease may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     Section 36.16 Memorandum of Lease. Neither this Lease nor a memorandum in respect of this Lease shall be recorded.

     Section 36.17 Survival. All obligations and liabilities of Landlord or Tenant to the other which accrued before the expiration or other termination of this Lease, and all such obligations and liabilities which by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to Fixed Rent, Tenant's Tax Payment, Tenant's Operating Payment and any other amounts payable under this Lease, shall survive the expiration or other termination of this Lease.

     Section  36.18  Confidentiality.  Landlord and Tenant agree not to disclose
(a) that they have entered into this Lease, except pursuant to a mutually acceptable press release, and (b) the terms hereof for one (1) year after the date hereof, except that Landlord and Tenant shall have the right to disclose any of the above information and terms (x) to partners, affiliates, shareholders, proposed subtenants and assignees, accountants, attorneys, agents and representatives and lenders who will be directed to treat such information confidentially, (y) as required by law and (z) in connection with any legal action hereunder.


                                   ARTICLE 37

                                 RENEWAL OPTION

     Section 37.1 Exercise of Option. Tenant shall have the right, to renew the Term for all of the Premises for a single renewal term (the "Renewal Term") of 5 years by written notice (the "Renewal Notice") delivered to Landlord not less than 18 months prior to the Expiration Date, time being of the essence; provided, however, that (a) no Event of Default shall have occurred and be continuing either on the date the Renewal Notice is given or on the Renewal Term Commencement Date (as hereinafter defined), and (b) Tenant shall be in occupancy of at least 80% of the rentable area of the Premises. Upon the giving of the Renewal Notice, this Lease shall be deemed renewed for the Renewal Term with the same force and effect as if the Renewal Term had originally been included in the Term. The Renewal Term shall commence on the day after the Expiration Date (the "Renewal Term Commencement Date") and shall terminate on the day preceding the 5th anniversary of the Renewal Term Commencement Date or such earlier date as this Lease shall terminate pursuant to any of the terms of this Lease.

     Section 37.2 Terms. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during the Renewal Term, except that (a) the Fixed Rent for the Renewal Term shall be in an amount equal to the greater of (i) 100% of the Fair Market Value (as hereinafter defined) and (ii) the annual Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment then in effect at the expiration of the initial term of this Lease, (b) Tenant shall have no further right to renew the Term, (c) the Base Tax Year shall be the Tax Year commencing on the July 1st prior to the Renewal Term Commencement Date, (d) the Base Expense Years shall be the Comparison Year commencing on the January 1st prior to the Renewal Term Commencement Date and (e) the Base Operating Expenses shall be the Operating Expenses for such Comparison Year. Any termination, cancellation or surrender of the entire interest of Tenant under this Lease at any time during the Term shall terminate any right of renewal of Tenant hereunder.

     Section 37.3 Fair Market Value. "Fair Market Value" shall mean the fair market annual rental value of the Premises at the commencement of the Renewal Term for a term equal to the Renewal Term, as determined by Landlord based on comparable space in the Building, including all of Landlord's services provided for in this Lease, and with (a) the Premises considered as vacant, and in the "as is" condition existing on the Renewal Term Commencement Date, (b) the Base Tax Year being the Tax Year commencing on the July 1st prior to the Renewal Term Commencement Date, (c) the Base Expense Years being the Comparison Year commencing on the January 1st prior to the Renewal Term Commencement Date and
(d) the Base Operating Expenses being the Operating Expenses for such Comparison Year. The calculation of Fair Market Value shall also be adjusted to take into account all relevant factors. Prior to the commencement of the Renewal Term, Landlord shall deliver to Tenant Landlord's determination of Fair Market Value.

     Section 37.4 Arbitration. If Tenant shall dispute Landlord's determination of Fair Market Value , Tenant shall give notice to Landlord of such dispute within 30 days after the delivery of Landlord's determination to Tenant, and such dispute shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association Real Estate Valuation Arbitration Proceeding Rules. If no notice of dispute is given by Tenant within such 30-day period (time being of the essence), then Landlord's determination shall be binding upon Tenant. The arbitrator shall be impartial and shall have not less than 10 years' experience in the County of New York related to the leasing of commercial office space in office buildings comparable to the Building, and the fees of the arbitrator shall be shared by Landlord and Tenant. Within 15 days following the appointment of the arbitrator, Landlord and Tenant shall attend a hearing before the arbitrator at which each party shall submit a report setting forth its determination of Fair Market Value, together with such information on comparable rentals and such other evidence as such party shall deem relevant. The arbitrator shall, within 30 days following such hearing and submission of evidence, render his or her decision by selecting the determination of Fair Market Value submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the Fair Market Value. The arbitrator shall have no power or authority to select any Fair Market Value other than a Fair Market Value submitted by Landlord or Tenant or to modify any of the provisions of this Lease, and the decision of the arbitrator shall be final and binding upon Landlord and Tenant. Prior to the determination of the arbitrator, Tenant shall pay Fixed Rent based on Landlord's determination of Fair Market Value submitted to Tenant pursuant to Section 37.3, and following the arbitrator's final determination, the amount of any overpayment or underpayment shall be appropriately adjusted between the parties.

     Section 37.5 Agreement of Terms. Landlord and Tenant, at either party's request, shall promptly execute and exchange an appropriate agreement evidencing the extension of the Term for the Renewal Term, and the terms thereof in a form reasonably satisfactory to both parties, but no such agreement shall be necessary in order to make the provisions hereof effective.


                                   ARTICLE 38

                              RIGHT OF FIRST OFFER

     Section 38.1 Exercise of Right. If at any time prior to the last 24 months of the Term (as the same may be extended) all or any portion of the rentable area of the 31st floor of the Building that is not subject to this Lease (each such space being hereinafter referred to as an "Expansion Space") is, or Landlord reasonably believes the same is to become, Available (as hereinafter defined) and Landlord proposes to lease such Expansion Space, Landlord shall deliver notice thereof to Tenant (an "Expansion Notice") setting forth a description of the Expansion Space in question, the rentable square footage of such Expansion Space, Landlord's determination of the Expansion Space Fair Market Value (as hereinafter defined) for such Expansion Space and the date Landlord reasonably anticipates that such Expansion Space will become Available (the "Anticipated Expansion Space Commencement Date"). Provided that all of the conditions precedent set forth in this Article 38 are fully satisfied by Tenant, Tenant shall have the option (an "Expansion Option"), exercisable by Tenant delivering irrevocable notice to Landlord (an "Acceptance Notice") within 7 days of the giving by Landlord of the applicable Expansion Notice, time being of the essence, to lease the Expansion Space described in the related Expansion Notice upon the terms and conditions set forth in this Article 38. An Expansion Option may be exercised only with respect to all of the Expansion Space that is the subject of an applicable Expansion Notice. If Tenant fails to timely give an Acceptance Notice with respect to any Expansion Space, Tenant shall be deemed to have rejected Landlord's offer to lease the applicable Expansion Space and Landlord shall have no further obligation and Tenant shall have no further rights with respect to that particular Expansion Space during the Term.

     Section 38.2 Definitions. (a) "Available" shall mean that at the time in question (i) no Person leases or occupies the Expansion Space that is the subject of an Expansion Notice, whether pursuant to a lease or other agreement, and (ii) no Person holds any option or right to lease or occupy such Expansion Space, or to renew its lease or right of occupancy thereof. So long as a tenant or other occupant leases or occupies a portion of the applicable Expansion Space, Landlord shall be free to extend any such tenancy or occupancy, whether or not pursuant to a lease or other agreement, and such space shall not be deemed to be Available. In no event shall Landlord be liable to Tenant for any failure by any then existing tenant or occupant to vacate any of the Expansion Space. From and after the date hereof, Landlord shall not grant any rights to any tenant or other occupant of the Building with respect to any Expansion Space unless such rights are subordinate to the rights granted Tenant hereunder, except to new tenants or occupants of a portion of the Expansion Space after Landlord shall have duly offered such portion of the Expansion Space to Tenant pursuant to this Article 38.

                  (b) "Expansion Space Fair Market Value," with respect to each Expansion Space, shall mean the fair market annual rental value of such Expansion Space at the commencement of the leasing of such Expansion Space for a term commencing on the applicable Expansion Space Commencement Date (as hereinafter defined) and ending on the Expiration Date, as determined by Landlord based on comparable space in the Building, including all of Landlord's services provided for in the Lease and with (i) such Expansion Space considered as vacant and in the "as is" condition which same shall be in on the applicable Expansion Space Commencement Date, (ii) the Base Tax Year being the Tax Year commencing on the July 1st immediately preceding the applicable Expansion Space Commencement Date, (iii) the Base Expense Years being the Comparison Year commencing on the January 1st immediately preceding the applicable Expansion Space Commencement Date, and (iv) the Base Operating Expenses bring the Operating Expenses for such Comparison Year. The calculation of Expansion Space Fair Market Value shall also be adjusted to take into account any other relevant factors.

     Section 38.3 Conditions to Exercise. Tenant shall have no right to exercise an Expansion Option unless all of the following conditions have been satisfied on the date the applicable Acceptance Notice is delivered to Landlord and on the Expansion Space Commencement Date:

          (a) No Event of Default shall have occurred and be continuing;

          (b) Tenant shall be in occupancy of 100% of the rentable area of the Premises; and

          (c) There shall not have occurred any material adverse change in the financial condition of Tenant from the condition described on the financial statements submitted by Tenant to Landlord in connection with this Lease.

     Section 38.4 Incorporation of Expansion Space. Effective as of the date on which Landlord delivers vacant possession of an Expansion Space to Tenant (with respect to each such Expansion Space, the "Expansion Space Commencement Date"):

          (a) Fixed Rent for such Expansion Space shall be the Expansion Space Fair Market Value as determined in accordance with this Article 38.

          (b) Tenant shall pay Tenant's Tax Payment and Tenant's Operating Payment with respect to such Expansion Space in accordance with the provisions of Article 8, except that (i) the Base Tax Year shall be the Tax Year commencing on the July 1st immediately preceding the applicable Expansion Space Commencement Date, (ii) the Base

     Expense Years shall be the Comparison Year commencing on the January 1st immediately preceding the applicable Expansion Space Commencement Date, and
     (iii) the Base Operating Expenses shall be the Operating Expenses for such Comparison Year.

          (c) The rentable square footage of the Expansion Space shall be as set forth in the applicable Expansion Notice (which the parties agree shall be the rentable square footage of such Expansion Space for all purposes of this Lease), the Agreed Area of Premises shall be increased by such rentable square footage and Tenant's Proportionate Share shall be appropriately adjusted.

          (d) The applicable Expansion Space shall be delivered in its "as is" condition, and Landlord shall not be obligated to perform any work with respect thereto or make any contribution to Tenant to prepare such Expansion Space for Tenant's occupancy;

          (e) The Security Deposit shall be increased by an amount equal to (i) the then existing amount of the Security Deposit then required pursuant to
     Article 35, divided by the number of rentable square feet then contained in the Premises, multiplied by (ii) the number of rentable square feet contained in such Expansion Space; and

          (f) The applicable Expansion Space shall be added to and be deemed to be a part of the Premises for all purposes of this Lease (except as otherwise provided in this Section 38).

     Section 38.5 Possession. In no event shall Landlord be obligated to incur any fee, cost, expense or obligation, nor to prosecute any legal action or proceeding, in connection with the delivery of any Expansion Space to Tenant nor shall Tenant's obligations under this Lease with respect to the Premises or such Expansion Space be affected thereby. Landlord shall not be subject to any liability and this Lease shall not be impaired if Landlord shall be unable to deliver possession of any Expansion Space to Tenant on any particular date. Tenant hereby waives any right to rescind this Lease or any Acceptance Notice under the provisions of Section 223-a of the Real Property Law of the State of New York, and agrees that the provisions of this Section 38.5 are intended to constitute "an express provision to the contrary" within the meaning of said
Section 223-a. Landlord agrees that it shall not waive any rights it may have against any Person holding over in the Expansion Space, without any obligation to enforce any such rights.

     Section 38.6 Arbitration. If Tenant shall dispute Landlord's determination of the Expansion Space Fair Market Value for any Expansion Space, Tenant shall give notice to Landlord of such dispute within 20 days following the delivery of Landlord's determination to Tenant, and such dispute shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association Real Estate Valuation Arbitration Proceeding Rules. If no notice of any dispute is given within such 20 day period (time being of the essence), then Landlord's determination shall be binding upon Tenant. The arbitrator shall be impartial and shall have not less than 10 years' experience in the County of New York in a calling related to the leasing of commercial office space in office buildings comparable to the Building, and the fees of the arbitrator shall be shared by Landlord and Tenant. Within 15 days following the appointment of the arbitrator, Landlord and Tenant shall attend a hearing before the arbitrator at which each party shall submit a report setting forth its determination of the Expansion Space Fair Market Value of the applicable Expansion Space, together with such information on comparable rentals and such other evidence as such party shall deem relevant. The arbitrator shall, within 30 days following such hearing and submission of evidence, render his or her decision by selecting the determination of the Expansion Space Fair Market Value submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the Expansion Space Fair Market Value of the applicable Expansion Space. The arbitrator shall have no power or authority to select any Expansion Space Fair Market Value other than an Expansion Space Fair Market Value submitted by Landlord or Tenant or to modify any of the terms and provisions of this Lease, and the decision of the arbitrator shall be final and binding upon Landlord and Tenant. Prior to the determination of the arbitrator, Tenant shall pay Fixed Rent based on Landlord's determination of the Expansion Space Fair Market Value for the applicable Expansion Space, and following the arbitrator's final determination, the amount of any overpayment or underpayment shall be adjusted between the parties.

     Section 38.7 Agreement of Terms. Landlord and Tenant, at either party's request, shall promptly execute and exchange an appropriate agreement evidencing the leasing of each Expansion Space and the terms thereof in a form reasonably satisfactory to both parties, but no such agreement shall be necessary in order to make the provisions hereof effective.


                                   ARTICLE 39

                                   ARBITRATION

     In any arbitration which, pursuant to the express provisions of this Lease, is governed by this Article 39, either party may submit the dispute for resolution by arbitration in the City of New York in accordance with the Commercial Arbitration Rules (Expedited Procedures) of the American Arbitration Association ("AAA"), except that the terms of this Article 39 shall supersede any conflicting or otherwise inconsistent rules. Provided the rules and regulations of the AAA so permit, (i) the AAA shall, within 2 Business Days after such submission or application, select a single arbitrator having at least ten (10) years' experience in leasing and management of commercial properties similar to the Building, (ii) the arbitration shall commence 2 Business Days thereafter and shall be limited to a total of seven hours on the date of commencement until completion, with each party having no more than a total of two hours to present its case and to cross-examine or interrogate persons supplying information or documentation on behalf of the other party, and (iii) the arbitrator shall make a determination within 3 Business Days after the conclusion of the presentation of Landlord's and Tenant's cases, which determination shall be limited to a decision upon (A) whether Landlord acted reasonably in withholding its consent or approval, or (B) the specific dispute presented to the arbitrator, as applicable (and the arbitrator shall not be permitted to modify any of the terms of this Lease). The arbitrator's determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. All actions necessary to implement such decision shall be undertaken as soon as possible, but in no event later than 10 Business Days after the rendering of such decision. The arbitrator's determination may be entered in any court having jurisdiction thereof. All fees payable to the AAA for services rendered in connection with the resolution of the dispute shall be paid by the unsuccessful party. The arbitrator shall not be entitled to award monetary damages.


     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.


                        405 LEXINGTON, L.L.C., Landlord



                        By: _/s/ Bruce D. Saber_________
                            Name:  Bruce D. Saber
                            Title: Vice President



                        ADVENT SOFTWARE, INC.,
                        Tenant


                        By: _/s/ Irv Lichtenwald________
                             Name:  Irv Lichtenwald
                             Title: CFO

                        Tenant's Federal Identification Number:
                            94-2901952
                        --------------------------------

                                 ACKNOWLEDGMENT


STATE OF CALIFORNIA      )
                         ) SS.:
COUNTY OF SAN FRANCISCO  )


     On this 20th day of July, 1999 before me personally came Irv H. Lichtenwald, who, being duly sworn by me, did depose and say that he/she is a Chief Financial Officer of Advent Software Inc., the corporation described in and which executed the foregoing instrument, and that he/she signed his/her name thereto by order of the board of directors of said corporation, as the act and deed of said corporation for the uses and purposes intended therein.


                                  /s/ Nancy Ann Corsaut
                                  ---------------------
                                  Notary Public

                                    EXHIBIT A

                                   FLOOR PLANS


The floor plans which follow are intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                  See Attached

                                    EXHIBIT B

                                   DEFINITIONS


         Affiliate: With respect to any Person, any other Person that, directly or indirectly (through one or more intermediaries), Controls, is Controlled by, or is under common Control with, such first Person.

         Base Rate: The annual rate of interest publicly announced from time to time by Citibank, N.A., or its successor, in New York, New York as its "base rate" (or such other term as may be used by Citibank, N.A., from time to time, for the rate presently referred to as its "base rate").

         Building Systems: The mechanical, electrical, plumbing, sanitary, sprinkler, heating, ventilation and air conditioning, security, life-safety, elevator and other service systems or facilities of the Building up to (but not including) the point of localized distribution to the Premises (excluding, however, supplemental HVAC systems of tenants (including Tenant), sprinklers and the horizontal distribution systems within and servicing the Premises and by which mechanical, electrical, plumbing, sanitary, heating, ventilating and air conditioning, security, life-safety and other service systems are distributed from the base Building risers, feeders, panelboards, etc. for provision of such services to the Premises).

         Business Days: All days, excluding Saturdays, Sundays and all days observed by either the State of New York, the Federal Government or the labor unions servicing the Building as holidays.

         Code:The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

         Control: (i) (a) The ownership, directly or indirectly, of more than 50% of the voting stock of a corporation, or (b) in the case of any Person which is not a corporation, the ownership, directly or indirectly, of more than 50% of the beneficial ownership interest in such Person, or (ii) in the case of any such Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person.

         Cost Per Kilowatt Hour: (a) The total cost for electricity incurred by Landlord to service the Building during a particular billing period (including energy charges, demand charges, surcharges, time-of-day charges, fuel adjustment charges, rate adjustment charges, taxes, rebates and any other factors used by the public utility company in computing its charges to Landlord) during such period, divided by (b) the total kilowatt hours purchased by Landlord to provide electricity to the Building during such period.

         Deficiency: The difference between (a) the Fixed Rent and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming the Additional Rent for each year thereof to be the same as was payable for the year immediately preceding such termination or re-entry), and (b) the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of this Lease for any part of such period (after first deducting from such rents all expenses incurred by Landlord in connection with the termination of this Lease, Landlord's re-entry upon the Premises and such reletting, including repossession costs, brokerage commissions, attorneys' fees and disbursements, and alteration costs).

         Excluded Expenses: (a) Taxes; (b) franchise or income taxes imposed upon Landlord; (c) mortgage amortization and interest and financing and refinancing costs and costs incurred in connection with the transfer of the Real Property; (d) leasing commissions; (e) the cost of tenant installations and decorations incurred in connection with preparing space for any Building tenant, including workletters and concessions; (f) wages, salaries and benefits paid to any persons above the level of the immediate supervisor of the building manager and excluding the wages, salaries and benefits of such supervisor to the extent such supervisor provides services to buildings other than the Building; (g) legal and accounting fees relating to (A) disputes with tenants, prospective tenants or other occupants of the Building, (B) mortgagees or prospective mortgagees of the Building or the Real Property or any part of either, or (C) negotiations of leases, contracts of sale or mortgages; (h) costs of services provided to other tenants of the Building on a "rent-inclusion" basis which are not provided to Tenant on such basis; (i) costs that are reimbursed out of insurance, warranty or condemnation proceeds, or which are reimbursable by Tenant or other tenants other than pursuant to an expense escalation clause; (j) costs in the nature of penalties or fines; (k) costs for services, supplies or repairs paid to any related entity in excess of costs that would be payable in an "arm's length" or unrelated situation; (l) allowances, concessions or other costs and expenses of improving any demised or demisable space in the Building and treating Hazardous Materials in connection with preparing space in the Building for a tenant's occupancy; (m) advertising and promotional expenses in connection with leasing of the Building; (n) the costs of installing, operating and maintaining a specialty improvement, including a cafeteria, lodging or private dining facility, or an athletic, luncheon or recreational club unless Tenant is permitted to make use of any such facility without additional cost or on a subsidized basis consistent with other users; (o) any costs or expenses (including fines, interest, penalties and legal fees) arising out of Landlord's failure to timely pay Operating Expenses or Taxes; (p) costs incurred in connection with the removal, encapsulation or other treatment of asbestos or any other Hazardous Materials (defined as such on the date hereof) existing in the Premises as of the date hereof; (q) ground rent, and any other amounts paid to the Lessor under any Superior Lease, if any, except to the extent such other amounts are otherwise includable in Operating Expenses; (r) the cost of capital improvements other than those expressly included in Operating Expenses pursuant to Section 8.1 of this Lease; (s) costs incurred to comply with Requirements in effect as of the date of this Lease and with which Landlord is not then in compliance; (t) costs incurred in connection with the initial performance of the Building Work and all costs in correcting defects in the construction thereof within 12 months after the completion thereof; (u) the cost of electrical energy and other utilities furnished to any space leased or available for lease in the Building, which cost is reimbursed directly by Building occupants and not pursuant to a provision similar to Article 8 (except with respect to the Building office); (v) costs associated with the maintenance of the entity that constitutes Landlord, as distinguished from costs of ownership, operation, repair and maintenance of the Building; (w) costs allocable directly and solely to any retail space in the Building; (x) management fees in excess of 3% of the gross rentals collected for the Building and (y) the cost of repairs or replacements by reason of fire or other casualty except customary deductibles.

         Governmental Authority (Authorities): The United States of America, the City, County or State of New York, or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing, or any landmarks preservation agency (or other entity designated or accepted for such purpose by any Governmental Authority), now existing or hereafter created, having jurisdiction over the Real Property or any portion thereof or the curbs, sidewalks, and areas adjacent thereto.

         Hazardous Materials: Any substances, materials or wastes currently or in the future deemed or defined in any Requirements as "hazardous substances", "toxic substances", "contaminants", "pollutants" or words of similar import.

         HVAC  Systems:   The  Building  System  designed  to  provide  heating,
ventilation and air conditioning.

         Indemnitees: Landlord, Landlord's Agent, each Mortgagee and Lessor, and each of their respective direct and indirect partners, officers, shareholders, managers, directors, members, trustees, beneficiaries, employees, principals, contractors, licensees, invitees, servants, agents and representatives.

         Lessor:  A lessor under a Superior Lease.

         Mortgage(s): Any mortgage, trust indenture or other financing document which may now or hereafter affect the Premises, the Real Property, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

         Mortgagee(s):  Any mortgagee, trustee or other holder of a Mortgage.

         Person: Any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, estate, trust, unincorporated association, business trust, tenancy-in common or other entity, or any Governmental Authority.

         Prohibited Use: Any use or occupancy of the Premises that in Landlord's reasonable judgment would be likely to: (a) cause damage to the Building, the Premises or any equipment, facilities or other systems therein; (b) impair the appearance of the Premises or the Building; (c) interfere with the efficient and economical maintenance, operation and repair of the Premises or the Building or the equipment, facilities or systems thereof; (d) adversely affect any service provided to, and/or the use and occupancy by, any Building tenant or occupants;
(e) violate the certificate of occupancy issued for the Premises or the Building or (f) adversely affect the image of the Building as a first-class office location in midtown Manhattan. Prohibited Use also includes the use of any part of the Premises for: (i) a restaurant or bar; (ii) the preparation, consumption, storage, manufacture or sale of food or beverages (except in connection with vending machines and/or warming kitchens installed for the use of Tenant's employees and invitees only), liquor, tobacco or drugs; (iii) the business of photocopying, multilith or offset printing (except photocopying in connection with Tenant's own business); (iv) a typing or stenography business; (v) a school or classroom; (vi) lodging or sleeping; (vii) the operation of retail facilities (meaning a business whose primary patronage arises from the generalized solicitation of the general public to visit Tenant's offices in person without a prior appointment) of a savings and loan association or retail facilities of any financial, lending, securities brokerage or investment activity; (viii) a payroll office; (ix) a barber, beauty or manicure shop; (x) an employment agency, executive search firm or similar enterprise; (xi) offices of any Governmental Authority, any foreign government, the United Nations, or any agency or department of the foregoing; (xii) the manufacture, retail sale, storage of merchandise or auction of merchandise, goods or property of any kind to the general public which could reasonably be expected to create a volume of pedestrian traffic substantially in excess of that normally encountered in the Premises; (xiii) the rendering of medical, dental or other therapeutic or diagnostic services; or (xiv) any illegal purposes or any activity constituting a nuisance.

         Requirements: All present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary and ordinary, of (i) all Governmental Authorities, including the Americans With Disabilities Act, 42 U.S.C. ss.12101 (et seq.), New York City Local Law 58 of 1987, and any law of like import, and all rules, regulations and government orders with respect thereto, and any of the foregoing relating to Hazardous Materials, environmental matters, public health and safety matters and landmarks preservation, (ii) any applicable fire rating bureau or other body exercising similar functions, affecting the Real Property or the maintenance, use or occupation thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same and (iii) all requirements of all insurance bodies affecting the Premises.

         Rules and Regulations: The rules and regulations annexed to and made a part of this Lease as Exhibit G, as they may be modified from time to time by Landlord.

         Specialty Alterations: Alterations consisting of kitchens, executive bathrooms, raised computer floors, computer installations, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, conveyors, dumbwaiters, and other Alterations of a similar character.

         Substantial Completion. As to any construction performed by any party in the Premises, including the Initial Installations, any Alterations, or Landlord's Work, "Substantial Completion" or "Substantially Completed" means that such work has been completed, as reasonably determined by the party's architect performing the work, in accordance with (a) the provisions of this Lease applicable thereto, (b) the plans and specifications for such work, and
(c) all applicable Requirements, except for minor details of construction, decoration and mechanical adjustments, if any, the noncompletion of which does not materially interfere with Tenant's use of the Premises or which, in accordance with good construction practice, should be completed after the completion of other work to be performed in the Premises.

         Superior Lease(s): Any ground or underlying lease of the Real Property or any part thereof heretofore or hereafter made by Landlord and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof.

         Tenant Delay: Any delay which results from any act or omission of any Tenant Party, including delays due to changes in or additions to, or interference with any work to be done by Landlord, or delays by Tenant in submission of information approving working drawings or estimates or giving authorizations or approvals.

         Tenant Party: Any of Tenant, any Affiliate of Tenant, any subtenant or any other occupant of the Premises, or any of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, employees, principals, contractors, licensees, invitees, visitors, servants, agents, or representatives.

         Tenant's Property: Tenant's movable fixtures and movable walls and partitions, telephone and other equipment, computer systems, trade fixtures, furniture, furnishings, and other items of personal property which are removable without material damage to the Premises or Building.

         Unavoidable Delays: Landlord's inability to fulfill or delay in fulfilling any of its obligations under this Lease expressly or impliedly to be performed by Landlord or Landlord's inability to make or delay in making any repairs, additions, alterations, improvements or decorations or Landlord's inability to supply or delay in supplying any equipment or fixtures, if Landlord's inability or delay is due to or arises by reason of strikes, labor troubles or by accident, or by any cause whatsoever beyond Landlord's reasonable control, including Requirements, laws, governmental preemption in connection with a national emergency, shortages, or unavailability of labor, fuel, steam, water, electricity or materials, or delays caused by Tenant or other tenants, mechanical breakdown, acts of God, enemy action, civil commotion, fire or other casualty.

                                    EXHIBIT C

                                 LANDLORD'S WORK

         The following work (unless otherwise specifically provided herein) shall be of material, manufacture, design, capacity, quality, finish and color of the standard adopted by Landlord for the Building, and, where quantities are hereinafter specified, such quantities shall include any existing installations to the extent useable and used in the performance of such work.

         1. Demolish the existing tenant installations in the Premises and deliver Premises broom clean.

         2. Fireproof exposed structural steel in the Premises.

         3. Repair, as appropriate, all base- Building air-handling units in the Premises.

         4. Repair, as appropriate, fan coils, associated controls and convector covers and grills in the Premises.

         5. Provide main sprinkler tap on each floor in the Premises in a location reasonably designated by Landlord.

         6. Provide copies of ACP-5 Certificates in respect of item 1.

         7. Make an opening in floor slab for Tenant's internal staircase between the floors of the Premises having the dimensions and in the location shown on a plan to be submitted by Tenant to Landlord prior to August 15, 1999 and reasonably approved by Landlord.

         8. Demise the common corridor on the 31st floor of the Building.

         9.   Provide  the   necessary   points  (as   required  by   applicable
Requirements) of connection for Tenant's fire and life-safety system in a location reasonably designated by Landlord.

                                    EXHIBIT D

                                  BUILDING WORK



1.0      EXTERNAL FINISHES

         1.1 The building's main entrance will be finished with stone paving.

         1.2      EXTERIOR WALL FINISH

                  a.       Glass and aluminum curtain wall system.
                  b. New store fronts will consist of ornamental metal and glazing with columns covered with ornamental metal covers.

2.0      INTERIOR FINISHES IN PUBLIC AREAS

         2.1      MAIN LOBBY ON GROUND FLOOR

                  a. Walls and floor will be finished primarily in stone. Accent materials will be decorative metal. The ceiling will be drywall with recessed lighting. The level of finish will be consistent with comparable first-class office buildings.
                  b. Where open to lobby, new retail areas will be provided with store fronts of decorative metal and glazing.

3.0      INTERIOR FINISHES

         3.1      GENERAL

                  a. Base-Building finishes will include concrete floors with a trowel finish in areas of new construction and exposed structure.
                  b. Interior columns will be exposed spray-fireproofed steel or concrete.
                  c. Core Walls: At the new addition the west core wall will be a combination of brick and taped, prime-painted drywall. Core walls elsewhere are general masonry.

4.0      ELEVATORS

         4.1 Elevator cabs will be re-finished consistent with lobby finishes.

5.0      EXTERIOR WALL

         5.1      Windows will consist of glass and aluminum curtainwall system.

         5.2      Tenant side of exterior walls

                  a. At existing construction: existing plaster wall enclosure to remain at windows, to be painted by Tenant. Existing sheet metal fan coil units will remain with painted sheet metal trim provided between new windows and existing interior window surrounds.

                  b. At new addition, where window appearance resembles the existing wall, drywall enclosure around the windows will be provided.

                  c. At new west wall portion of addition with continuous exposed curtainwall columns at the exterior wall will be clad in drywall. At the base of the tempered glass windows will be a low continuous, painted sill.

                  d. All ceiling, drywall and HVAC work within 4 feet of the floor-to-ceiling glass (the design control zone) will be done consistent with a Building-standard design designated by Landlord.

                  e. Mecho shades designated by Landlord will be provided and installed by Tenant, at Tenant's expense, in all perimeter windows and will be maintained at a full open, full closed or half-up position.

6.0      AIR CONDITIONING SYSTEMS DESCRIPTION - ADDITIONAL SPACE

         6.1 The additional space will be served by a central variable-air-volume, low temperature, chilled-water air handling system. Base-Building air distribution ductwork will terminate at floor supply shaft tap-offs, with the capacity to provide HVAC consistent with the standards provided in Exhibit E of this Lease and will include automatic fire and smoke dampers which will also function as floor isolation dampers to control after hours HVAC and isolate vacant floors.

                  The supply and return typical floor dampers will be interlocked with the operation of the central supply and return fans, and will also be capable of being manually controlled from the Fire Command Center Smoke Control Panel and Building Automation System.

                  The base-Building will provide a hot water distribution riser system terminating with valved tap-offs at a core shaft wall in a Building standard location on each floor.

7.0      STRUCTURAL MATTERS

                  7.1 Original Building design loads are as follows:

                               Live Load             50psf
                               Partitions            20psf
                               Ceiling               10psf

                  7.2 New addition design loads are as follows:

                               Live Load             50psf
                               Partitions            12psf
                               Ceiling                 8psf

Note: The slab tolerance for the new addition is approximately + 1/4" per 10 feet (non-cumulative)

                                    EXHIBIT E

                               HVAC SPECIFICATIONS


         The HVAC System serving the Premises is designed to maintain (a) 76 degrees Fahrenheit when summer outdoor conditions are 89 degrees Fahrenheit dry bulb and 73 degrees Fahrenheit wet bulb and (b) 70 degrees Fahrenheit when the winter outdoor condition is 11 degrees Fahrenheit. The HVAC System shall be capable of handling (1) an electrical load of 4 watts per usable square foot,
(2) an occupancy rate of one (1) person per 150 usable square feet, and (3) a ventilation make-up rate of 20 cfm per person.

                                    EXHIBIT F

                             CLEANING SPECIFICATIONS


GENERAL CLEANING

NIGHTLY

         General Offices:

         1. All hard surfaced flooring to be swept using approved dustdown preparation.

         2. Carpet sweep all carpets, moving only light furniture (desks, file cabinets, etc. not to be moved).

         3. Hand dust and wipe clean all furniture, fixtures and window sills.

         4. Empty all waste receptacles and remove wastepaper.

         5. Wash clean all Building water fountains and coolers.

         6. Sweep all private stairways.

         Lavatories:

         1. Sweep and wash all floors, using proper disinfectants.

         2. Wash and polish all mirrors, shelves, bright work and enameled surfaces.

         3. Wash and disinfect all basins, bowls and urinals.

         4. Wash all toilet seats.

         5. Hand dust and clean all partitions, tile walls, dispensers and receptacles in lavatories and restrooms.

         6. Empty paper receptacles, fill receptacles from tenant supply and remove wastepaper.

         7. Fill toilet tissue holders from tenant supply.

         8. Empty and clean sanitary disposal receptacles.
WEEKLY

         1. Vacuum all carpeting and rugs.

         2. Dust all door louvers and other ventilating louvers within a person's normal reach.

         3. Wipe clean all brass and other bright work.


QUARTERLY

         High dust premises complete including the following:

         1. Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

         2. Dust all vertical surfaces, such as walls, partitions, doors, bucks and other surfaces not reached in nightly cleaning.

         3. Dust all venetian blinds or shades.

SEMI-ANNUALLY

         1.       Wash all windows, weather permitting.

                                    EXHIBIT G
                              RULES AND REGULATIONS

     1. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, screens or other obstructions shall be attached to or hung in or used in connection with any exterior window or entry door of the Premises, without the prior written consent of Landlord.

     2. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed to any part of the outside of the Premises or Building or on the inside of the Premises if the same can be seen from the outside of the Premises without the prior written consent of Landlord. Lettering on doors, if and when approved by Landlord, shall be inscribed, painted or affixed for Tenant in a size, color and style acceptable to Landlord.

     3. The grills, louvers, skylights, windows and doors that reflect or admit light and/or air into the Premises, halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other article be placed on the window sills, radiators or convectors.

     4. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     5. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress or egress to and from the Premises and for delivery of merchandise, equipment and other personal property in prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord.

     6. Except in those areas designated by Tenant as "security areas", all locks or bolts of any kind shall be operable by the Grand Master Key. No locks shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by said Grand Master Key. Tenant shall, upon the termination of its tenancy, turn over to Landlord all keys of stores, offices and toilet rooms, either furnished to or otherwise procured by Tenant and in the event of the loss of any keys furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

     7. Tenant shall keep the entrance door to the Premises closed at all times.

     8. All removals or the carrying in or out of any freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during Building standard hours. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part. Landlord may require that any person leaving the public areas of the Building with any package, object or matter submit a pass, listing each package, object or matter being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of Tenant against the removal of property from the Premises.

     9. There shall not be used in any space or in the public halls of the Building, either by Tenant or by jobbers or any others in the moving or delivery or receipt of safes, freight, furniture, packages, boxes, crates, paper, office material or any other matter or thing, any hand trucks except those equipped with rubber tires, side guards and such other safeguards as Landlord requires.

     10. None of Tenant's employees, visitors or contractors shall be permitted to have access to the Building's roof, mechanical, electrical or telephone rooms without permission from Landlord.

     11. Tenant shall not make or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or premises or those having business with them.

     12. Tenant shall not lay floor tile, or other similar floor covering so that the same shall come in direct contact with the floor of the Premises and, if such floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     13. Neither Tenant nor any of Tenant's servants, employees, agents, visitors or licensees shall at any time bring or keep upon the Premises any hazardous material, inflammable, combustible or explosive fluid, chemical or substance except such minimal quantities as are incidental to normal office occupancy.

     14. Tenant shall not use or keep, or permit to be used or kept, any hazardous or toxic materials or any foul or noxious gas or substance in the Premises, permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, vibrations or interfere in any way with other tenants or those having business therein.

     15. Tenant shall not cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the Premises which would annoy other tenants or create a public or private nuisance.

     16. Except as specifically provided in the Lease, Tenant shall not do any cooking or conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others.

     17. Tenant may, at its sole cost and expense and subject to compliance with all applicable requirements of the Lease, install and maintain vending machines for the exclusive use by Tenant, its officers, employees and business guests, provided that each machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain. Tenant shall not permit the delivery of any food or beverage to the Premises, except by persons approved by Landlord, which approval shall not be unreasonably withheld or delayed.

     18. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

     19. Tenant shall store all its trash, garbage and recyclables within its Premises. No material shall be disposed of which may result in a violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entry ways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall use Building's hauler.

     20. Tenant shall, at its expense, provide artificial light for the employees of Landlord while doing janitor service or other cleaning, and in making repairs or alterations in the Premises.

     21. Tenant shall not mark, paint, drill into or in any way deface any part of the Premises or the Building, except with the prior written consent of Landlord in the case of the Premises, which consent shall not be unreasonably withheld. No boring, cutting or stringing of wires shall be permitted, except with prior written consent of Landlord, and as Landlord may direct.

     22. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who or whose servants, employees, agents, visitors or licensees shall have caused the same.

     23. Tenant, before closing and leaving the Premises at any time, shall see that all lights, water, faucets, etc. are turned off. All entrance doors in the Premises shall be left locked by Tenant when the Premises are not in use.

     24. No bicycles, in-line roller skates, vehicles or animals of any kind (except for seeing eye dogs) shall be brought into or kept by Tenant in or about the Premises or the Building, except that Tenant may bring bicycles to and from the Premises by only use of the service entrance of the Building and the freight elevator.

     25. Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

     26. The Premises shall not be used for lodging or sleeping or for an immoral or illegal purposes.

     27. The Premises shall not be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction or otherwise, except as specifically permitted by the Lease.

     28. Tenant shall not occupy or permit any portion of the Premises as an office for a public stenographer or public typist or for the possession, storage, manufacture of sale of narcotics, dope or tobacco in any form or as a barber or manicure shop or as an employment bureau. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant on the Premises, nor advertise for labor giving an address at the Premises.

     29. Tenant shall not accept barbering or bootblacking services in the Premises, from any company or persons not approved by Landlord, which approval shall not be unreasonably withheld, and at hours and under regulations other than as reasonably fixed by Landlord.

     30. The requirements of Tenant will be attended to only upon written application at the office of the building, except in the event of any emergency condition. Employees of Landlord or Landlord's agents shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of Landlord or in response to an emergency condition.

     31. Tenant shall be responsible for the delivery and pick up of all mail from the United States Post office.

     32. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 8 A.M. and at all hours on Saturdays, Sundays and holidays observed by the Building all persons who do not present a pass to the Building signed or approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall be responsible for all persons for whom a pass shall be issued at the request of Tenant and shall be liable to Landlord for all acts of such persons.

     33. In accordance with the alteration section of the Lease, Landlord is entitled to review and approve architectural and engineering drawings. The review/alteration of Tenant drawings and/or specifications by Tishman Speyer Properties and any of its representative is not intended to verify Tenant's engineering or design requirements and/or solutions. The review/alteration is performed to determine compatibility with the Building Systems and lease conditions.

     34. Tenant renovations are to: be performed by those contractors and subcontractors on the Landlord's approved contractor's list, adhere to the Building's applicable Standard Operating Procedures, be compatible with Building Class E System and other common systems, etc.

     35. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     36. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of these Rules and Regulations by any other tenant or other person. Tenant shall be deemed to have read the Rules and Regulations and to have agreed to abide by them as a condition to its occupancy of the Premises.

     37. These Rules and Regulations are in addition to, and shall not be constructed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

                                    EXHIBIT H

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of the 22nd day of July 1999, by and between LEHMAN BROTHERS HOLDINGS INC. doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc., a Delaware corporation, having an address at 3 World Financial Center, 200 Vesey Street, 12th Floor, New York, New York 10285 ("Lender"), and Advent Software, Inc., a Delaware Company having an address at 301 Brannan Street, San Francisco, California 94107 ("Tenant").


                                R E C I T A L S:


         A. Lender is the present owner and holder of a certain Mortgage and Modification Agreement dated as of January 23, 1998 (collectively, the "Security Instrument") given by Landlord (defined below) to Lender which encumbers the fee estate of Landlord in certain premises described in Exhibit A attached hereto (the "Property") and which secures the payment of certain indebtedness owed by Landlord to Lender evidenced by a certain Amended and Restated Promissory Note dated as of January 23, 1998, given by Landlord (the "Note");

         B. Tenant is the holder of a leasehold estate in a portion of the Property under and pursuant to the provisions of a certain lease dated as of July 22, 1999, between 405 Lexington, L.L.C., as landlord ("Landlord"), and Tenant, (the "Lease"); and

         C.  Tenant  has  agreed  to  subordinate  the  Lease  to  the  Security
Instruments and to the lien thereof, and Lender has agreed to grant non-disturbance to Tenant and its permitted subtenants and assigns under the Lease on the terms and conditions hereinafter set forth.


                                A G R E E M E N T


     For good and valuable consideration, Tenant and Lender agree as follows:

     1. Subordination. Tenant agrees that the Lease and all of the terms, covenants and provisions thereof and all Tenant's right, title and interest under the Lease are and shall at all times continue to be subject and subordinate in all respects to the Security Instruments and to the lien thereof, including, without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby with the same force and effect as if the Security Instruments had been executed, delivered and recorded prior to the execution and delivery of the Lease.

     2. Non-Disturbance. Lender agrees that if any action or proceeding is commenced by Lender for the foreclosure of or otherwise to enforce the Security Instruments or the sale of the Property, Tenant and any of its permitted subtenants shall not be named as a party therein unless such joinder shall be required by law; provided however, such joinder shall not result in the termination of the Lease or disturb the Tenant's or such subtenant's possession or use of the premises demised thereunder, and the sale of the Property in any such action or proceeding and the exercise by Lender of any of its other rights under the Note or the Security Instrument, including, but not limited to, Lender's seeking the appointment of a receiver or accepting a deed in lieu of foreclosure or otherwise succeeding to the rights of Landlord under the Lease, shall be made subject to all rights of Tenant and its permitted assigns under the Lease, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights
(a) the term of the Lease shall have commenced, or is due to commence, pursuant to the provisions thereof, (b) Tenant or its permitted subtenants or assigns shall be in possession of the premises demised under the Lease (or will be taking possession within a reasonable time after the commencement of the Lease),
(c) the Lease shall be in full force and effect, and (d) Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant's part to be observed or performed after having received notice and the expiration of any applicable grace period. Nothing set forth in this Agreement is intended to or shall impair, diminish or affect the rights of Landlord to enforce any obligation of Tenant under the Lease or to take such action as is available to Landlord thereunder or under applicable law by reason of any default under the Lease beyond any applicable periods of notice and grace.

     3. Attornment. Lender and Tenant agree that if Lender shall succeed to the rights of Landlord under the Lease or shall become the owner of the Property by reason of the foreclosure of the Security Instruments or the acceptance of a deed or assignment in lieu of foreclosure or otherwise, and the conditions set forth in Section 2 above have been met at the time Lender becomes such successor or owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Lender and Tenant upon all of the terms, covenants and conditions set forth in the Lease, and in that event, Tenant agrees to attorn to Lender and Lender agrees to accept such attornment; provided, however, that the provisions of the Security
Instrument shall govern with respect to the disposition of any casualty insurance proceeds or condemnation awards and Lender shall not be (a) obligated to complete any construction work required to be done by Landlord pursuant to the provisions of the Lease, or to reimburse Tenant for any construction work done by Tenant, (b) liable (i) for Landlord's failure to perform any of its obligations under the Lease which have accrued prior to the date on which Lender shall become the owner of the Property, or succeeded to the rights of Landlord under the Lease, or (ii) for any act or omission of Landlord, whether prior to or after such foreclosure or sale; (c) required to make any repairs to the Property or to the premises demised under the Lease required as a result of fire, or other casualty or by reason of condemnation unless Landlord shall be obligated under the Lease to make such repairs, and Lender shall have received or be entitled to receive sufficient casualty insurance proceeds or condemnation awards to finance the completion of such repairs; (d) required to make any capital improvements to the

Property or to the premises demised under the Lease which Landlord may have agreed to make, but had not completed, or to perform or provide any services not related to possession or quiet enjoyment of the premises demised under the Lease; (e) subject to any offsets, defenses, abatements or counterclaims which shall have accrued to Tenant against Landlord prior to the date upon which Lender shall become the owner of the Property or succeeded to the rights of Landlord under the Lease; (f) liable for the return of rental security deposits, if any, paid by Tenant to Landlord in accordance with the Lease, except to the extent such sums are actually received by Lender; (g) bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one
(1) month in advance to any prior Landlord unless (i) such sums are actually received by Lender or (ii) such prepayment shall have been expressly approved of by Lender; (h) bound to make any payment to Tenant which was required under the Lease, otherwise to be made prior to the time Lender succeeded to Landlord's interest; (i) bound by any agreement amending, modifying or terminating the lease made without Lender's prior written consent prior to the time Lender succeeded to Landlord's interest; or (j) bound by any assignment of the Lease or sublease of the Property, or any portion thereof, made prior to the time Lender succeeded to Landlord's interest other than if pursuant to the provisions of the Lease.

     4. Notice to Tenant. After notice is given to Tenant and Landlord by Lender that the Landlord is in default under the Note and the Security Instrument and that the rentals under the Lease should be paid to Lender pursuant to the terms of the assignment of leases and rents executed and delivered by Landlord to Lender in connection therewith or as provided pursuant to a Lockbox Agreement between Landlord and Lender. Tenant shall thereafter pay to Lender, or as directed by the Lender, all rents and all other monies due or to become due to Landlord under the Lease until further notice from Lender, and Landlord hereby expressly authorizes Tenant to make such payments to Lender and hereby agrees that Tenant's compliance with such notice from Lender shall not be deemed a violation of the Lease.

     5. Lender's Consent. Tenant shall not, without obtaining the prior written consent of Lender, (a) enter into any agreement, modifying or terminating the Lease, except as otherwise expressly contemplated by the Lease; (b) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof; (c) voluntarily surrender the premises demised under the Lease or terminate the Lease without cause or shorten the term thereof; or (d) assign the Lease or sublet the premises demised under the Lease or any part thereof other than pursuant to the provisions of the Lease; and any such amendment, modification, termination, prepayment, voluntary or surrender, without Lender's prior consent, shall not be binding upon Lender.

     6. Representation and Warranties. Tenant hereby represents and warrants to Lender that as of the date hereof (a) Tenant is the owner and holder of the Tenant's interest under the Lease; (b) the Lease has not been modified or amended; (c) the Lease is in full force and effect and the term thereof shall commence in accordance with the terms thereof; (d) neither Tenant nor, to Tenant's current actual knowledge, Landlord is in default under or in breach of any of the terms, covenants or provisions of the Lease, and Tenant, to the best of its knowledge, knows of no event which but for the passage of time or the giving of notice or both would constitute an event of default or breach by Tenant or Landlord under the Lease; (e) neither Tenant nor, to the best of Tenant's knowledge, Landlord has commenced any action or given or received any notice for the purpose of terminating the Lease; (f) all rents, additional rents and other sums currently due and payable under the Lease have been paid in full, and no rents, additional rents or other sums payable under the Lease have been paid for more than one (1) month in advance of the due dates thereof; (g) there are no offsets or defenses to the payment of the rents, additional rents or other sums due and payable under the Lease, except as expressly set forth in the Lease; (h) Tenant has no option or right of first refusal to purchase the premises demised under the Lease or any portion thereof; (i) no action, whether voluntary or otherwise, is pending against Tenant under the bankruptcy, insolvency or similar laws of the United States or any state thereof; and (j) Tenant has deposited the security deposit set forth in the Lease with Landlord.

     7. Lender to Receive Notices. Tenant shall provide Lender with copies of all written notices of default sent to Landlord pursuant to the Lease simultaneously with the transmission of such notices to the Landlord. Tenant shall notify Lender and Landlord of any default by Landlord under the Lease which would entitle Tenant to cancel the Lease or to an abatement of the rents, additional rents or other sums payable thereunder, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof shall be effective, unless Lender shall have received notice of default giving rise to such cancellation or abatement and shall have failed within a reasonable period for remedying such default after receipt of such notice to cure such default, or if such default cannot be cured within sixty (60) days, shall have failed within a reasonable period after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default.

     8. Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof,
(ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


If to Tenant:                               Advent Software, Inc.
                                            301 Brannan Street
                                            San Francisco, CA 94107

With Copy to:                               Wilson, Sonsini, Goodrich & Rosati
                                            650 Page Mill road
                                            Palo Alto, CA 94304
                                            Attention: Norman Cruz, Esq. and
                                            Neil Botwinoff
                                            Facsimile No. 212-+371-1084



If to Lender:                               Lehman Brothers Holdings Inc.
                                            3 World Financial Center
                                            200 Vesey Street, 12th Floor
                                            New York, Now York 10285
                                            Attention: Mr. Yon Cho
                                            Facsimile No. (212) 528-1233

With a copy to:                             Windels, Marx, Davies & Ives
                                            156 West 56th Street
                                            New York, New York 10019
                                            Attention: James J. Thomas, Esq.
                                            Facsimile No. (212) 262-1215

With an additional
copy to:                                    Hatfield Philips, Inc.
                                            285 Peachtree Center Avenue
                                            Marquis Two Tower, Suite 2300
                                            Atlanta, Georgia 30303
                                            Attention:  Mr. Robert Hyla
                                            Facsimile No. (404) 420-5610

If to Landlord:                             405 Lexington, L.L.C.
                                            c/o Tishman Speyer Properties, L.P.
                                            520 Madison Avenue
                                            New York, New York 10022
                                            Attention:  Bruce Saber, Esq.
                                            Facsimile No. (212) 935-8239

with a copy to:                             Davis & Gilbert, LLP
                                            1740 Broadway
                                            New York, New York 10019
                                            Attention:  Donald Sonnenborn, Esq.
                                            Facsimile No.  (212) 468-4888
or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 8, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

     Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     9. Joint and Several Liability. If Tenant consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Lender and Tenant, its permitted subtenants and their respective successors and assigns.

     10. Definitions. The term "Lender" as used herein shall include the successors and assigns of Lender and any nominee or designee of Lender and any person, party or entity which shall succeed to the rights of Landlord under the Lease or shall become the owner of the Property by reason of a foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or otherwise. The term "Landlord" as used herein shall mean and include the present landlord under the Lease and such landlord's predecessors and successors in interest under the Lease but shall not mean or include Lender. The term "Property" as used herein shall mean the Property, the improvements now or hereafter located thereon and the estates therein encumbered by the Security Instrument. The term "Tenant" as used herein shall mean and include the present tenant under the Lease and its permitted successors in interest under the Lease.

     11. No Oral Modifications. This Agreement may not be modified in any manner or terminated, except by an instrument in writing executed by the parties hereto.

     12. Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the state where the Property is located and shall in all respects be governed, construed applied and enforced in accordance with the laws of the state where the Property is located.

     13. Inapplicable Provisions. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

     14. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     15. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     16. Transfer of Loan. Lender may sell, transfer and deliver the Note and assign the Security Instrument, this Agreement and the other documents executed in connection therewith to one or more Investors (as defined in the Security Instrument) in the secondary mortgage market. In connection with such sale, Lender may retain or assign responsibility for servicing the loan, including the Note, the Security Instrument, this Agreement and the other documents executed in connection therewith, or may delegate some or all of such responsibility and/or obligations to a servicer, on behalf of the Investors. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

     17. Further Acts. Tenant will, at the cost of Tenant, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts and assurances as Lender shall, from time to time, reasonably require for the better assuring and confirming unto Lender the Property and rights hereby intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording this Agreement.

                         [Signatures on Following Page]

     IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

                         LENDER:

                         LEHMAN BROTHERS HOLDINGS INC.,
                         a Delaware corporation

                         By:/s/ Yon Cho
                            ------------------
                                Name:  Yon Cho
                                Title: Authorized Signatory

                         TENANT:

                         AN ADVENT SOFTWARE, INC.
                         A DELAWARE CORPORATION

                         By:/s/ Irv Lichtenwald
                            --------------------
                                Name:  Irv H. Lichtenwald
                                Title: CFO

The undersigned accepts and agrees to the provisions of Section 4 hereof:

LANDLORD:

405 LEXINGTON, L.L.C.,
A Delaware limited liability company


By: /s/ Bruce Saber
   ---------------------
       Name: Bruce D. Saber
       Title:Vice President